Exhibit 10.1

EXCLUSIVE LICENSE AND SUBLICENSE AGREEMENT

by and between

VISTAGEN THERAPEUTICS, INC.

and

APOLLO BIOLOGICS LP

EXCLUSIVE LICENSE AND SUBLICENSE AGREEMENT

This Agreement is effective as of December 9, 2016 (the “Effective Date”), by and between VistaGen Therapeutics, Inc., a California corporation located at 343 Allerton Avenue, South San Francisco, CA 94080 (“VistaGen”), and Apollo Biologics LP, a Delaware limited partnership located at c/o Versant Venture Management, LLC, One Sansome, Suite 3630, San Francisco, CA 94104 (“Apollo”). VistaGen and Apollo are each sometimes referred to herein as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, VistaGen and University Health Network (“UHN”) entered into that certain (i) License Agreement, dated as of October 24, 2011, a copy of which is attached hereto as Schedule A (“License Agreement Number One”), (ii) License Agreement, dated as of December 22, 2014, a copy of which is attached hereto as Schedule B (“License Agreement Number Two”), (iii) License Agreement, dated as of December 9, 2016, a copy of which is attached hereto as Schedule C (“License Agreement Number Three”) and (iv) License Agreement, dated as of December 9, 2016, a copy of which is attached hereto as Schedule D (“License Agreement Number Four” and together with License Agreement Number One, License Agreement Number Two, License Agreement Number Three and any additional license agreement entered into between UHN and VistaGen in accordance with Section 2.5 below, each a “License Agreement” and collectively, the “License Agreements”);

WHEREAS, VistaGen and UHN have entered into that certain Patent License Amendment Agreement, dated as of December 9, 2016, pursuant to which each License Agreement is amended;

WHEREAS, pursuant to each License Agreement, VistaGen is the exclusive licensee, with the right to grant sublicenses (through multiple tiers), of all right, title and interest in the Licensed IP, subject only to a royalty-free, nonexclusive, non-transferable license to practice the Licensed IP granted by UHN to the United States Government for governmental purposes;

WHEREAS, Apollo desires to obtain, and VistaGen is willing to grant, (i) an exclusive sublicense under the Licensed IP in the Apollo Field of Use in accordance with each License Agreement, (ii) an exclusive license under the Present Improvements in the Apollo Field of Use under the terms of this Agreement and (iii) a non-exclusive license under the Future Improvements in the Apollo Field of Use, in each case of (i)-(iii), under the terms of this Agreement; and

WHEREAS, prior to entering into this Agreement, VistaGen has delivered sufficient evidence reasonably satisfactory to Apollo that (i) the Sponsored Research Collaboration Agreement by and between UHN and VistaGen, dated as of September 18, 2007, as amended from time to time (the “VistaGen SRA”) has been terminated and (ii) the Strategic Consulting Agreement by and between VistaGen and Gordon Keller, Ph.D., dated as of August 1, 2014 has been appropriately amended to allow Dr. Keller to enter into a new consulting agreement with Apollo.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, VistaGen and Apollo hereby agree as follows:

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 1

DEFINITIONS

1.1           “Affiliate” shall mean any entity which directly or indirectly controls, or is controlled by, or is under common control with, a Party. The term “control” as used herein means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; or (b) with the power to direct the management and policies of such entities.

1.2           “Apollo Field of Use” shall mean [*****] cardiac cell therapy [*****], including for use in human medical or veterinary purposes [*****].

1.3           “Bankruptcy Code” means Title 7 or Title 11 U.S. Code, or any similar federal, state (or with respect to Canada, provincial) or foreign law for the relief of debtors.

1.4           “Biosimilar Product” shall mean, with respect to a Licensed Product and on a country-by-country basis, a product that (i) is marketed for sale in such country by a third party (not licensed, supplied or otherwise permitted by a Party or its Affiliates or Sublicensees); (ii) contains the corresponding Licensed Product or substantial equivalent as an active pharmaceutical ingredient in such country; and (iii) such product, as and to the extent required, is approved through an abbreviated process (similar, with respect to the United States, to an Abbreviated New Drug Applications under Section 505(j) of the FD&C Act (21 USC 355(j)) or is approved as a “Biosimilar Biologic Product” under Title VII, Subtitle A Biologics Price Competition and Innovation Act of 2009, Section 42 U.S.C. 262, Section 351 of the PHSA, or, outside the United States, in accordance with European Directive 2001/83/EC on the Community Code for medicinal products (Article 10(4) and Section 4, Part II of Annex I) and European Regulation EEC/2309/93 establishing the Community procedures for the authorization and evaluation of medicinal products, each as amended, and together with all associated guidance, and any counterparts thereof or equivalent process inside or outside of the United States or European Union to the foregoing.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.5           “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.6           “Combination Product” shall mean any Revenue Bearing Product sold or used in combination with one or more other products or components which are not Revenue Bearing Products.

1.7           “FDA” means the United States Food and Drug Administration or its successor.

1.8           “Field of Use” shall mean the Apollo Field of Use or the VistaGen Field of Use, as applicable.

1.9           “First Commercial Sale” shall mean, with respect to a Licensed Product and a country, the first sale to an independent third party in such country after all Regulatory Approvals, including any pricing or reimbursement approvals, as applicable, have been obtained in such country.

1.10           “Future Improvement” shall mean an Improvement created, conceived or reduced to practice after the Effective Date.

1.11           “Future Improvement Patent Rights” shall mean the patent rights within any Future Improvements.

1.12           “[*****] Transaction Agreement” shall mean an agreement pursuant to which Apollo or any of its Affiliates has [*****] either solely in [*****] or in [*****] and one or more of the following countries: [*****]. For clarity, an agreement pursuant to which Apollo or any of its Affiliates have [*****] in regions in addition to [*****] or one or more of the countries listed above (including globally) shall not be considered a “[*****] Transaction Agreement” hereunder.

1.13           “Licensed IP” shall mean all rights licensed or otherwise granted to VistaGen from UHN under each License Agreement, including the UHN Patent Rights.

1.14           “Licensed Product” shall mean [*****].

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.15           “Improvements” means any and all [*****].

1.16           “IND” means (a) an Investigational New Drug Application as defined in the United States Federal Food, Drug and Cosmetic Act, as amended, and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent regulatory authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a biologic or pharmaceutical product candidate in humans in such jurisdiction.

1.17             “Net Sales” shall mean [*****]

(a)          [*****]

(b)          [*****]

(c)          [*****]

(d)          [*****]

[*****].

In the event that a Revenue Bearing Product is sold as a Combination Product, Net Sales, for the purposes of determining royalty payments on the Combination Product, shall mean [*****]:

(i)           [*****]

(ii)           [*****].

1.18           “Orphan Indication” means a disease or condition for which a product intended to treat such disease or condition has received orphan drug status from the FDA or European Medicines Agency (the “EMA”).

1.19           “Phase 2 Clinical Trial” means a human clinical trial of a product, the principal purpose of which is a determination of safety and efficacy in the target patient population, as described in 21 C.F.R. 312.21(b) (as amended or any replacement thereof), or a similar clinical trial prescribed by the regulatory authority in a country other than the United States.

1.20           “Phase 3 Clinical Trial” means a human clinical trial of a product, the design of which is acknowledged by the FDA to be sufficient for such clinical trial to satisfy the requirements of 21 C.F.R. 312.21(c) (as amended or any replacement thereof), or a similar human clinical trial prescribed by the regulatory authority to be sufficient for such clinical trial to satisfy the requirements of a pivotal efficacy and safety clinical trial.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.21           “Present Improvement” shall mean any Improvement in existence on the Effective Date.

1.22           “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of a product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, including any pricing and reimbursement approvals. Regulatory Approvals include approvals by regulatory authorities of INDs, marketing authorization approvals, new drug applications or biologics license applications.

1.23           “Reporting Period”  shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.24           “Revenue Bearing Products” shall mean a Licensed Product [*****].

1.25           “Sublicensee” shall mean any non-Affiliate sub-sublicensee or sublicensee, as applicable, of the rights granted by Apollo pursuant to Section 2.2.

1.26           “Term”  shall have the meaning set forth in Section 12.1.

1.27           “Territory” shall mean worldwide.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.28           “UHN Patent Rights” shall mean:

(a)          the United States and international patents licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A;

(b)          the United States and international patent applications and provisional applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A;

(c)          any patent applications claiming priority from the patents, patent applications, or provisional applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A, and any direct or indirect divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A and of such patent applications claiming priority from the provisional applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A, to the extent the claims are directed to subject matter specifically described in the patent applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A, and the resulting patents;

(d)          any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents, including, without limitation supplementary protection certificates) of the patents described in clauses (a), (b) and (c) above; and

(e)          international (non-United States) patent applications and provisional applications filed after the Effective Date and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in clauses (a), (b), (c) and (d) above.

Notwithstanding the foregoing, to the extent there is a conflict between the content of Exhibit A and that listed in Exhibit B of each License Agreement, the content of Exhibit B of each License Agreement shall control.

1.29           “Valid Claim” shall mean [*****].

1.30           “VistaGen Field of Use” shall mean all fields other than the Apollo Field of Use. [*****].

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 2

GRANT OF RIGHTS

2.1           License and Sublicense Grants

(a)          VistaGen hereby grants to Apollo and its Affiliates for the Term a royalty-bearing, exclusive (even as to VistaGen and its Affiliates, except as set forth in Section 2.3) sublicense, with the right to grant further sublicenses (as provided in Section 2.2 below) through multiple tiers, under the Licensed IP, to research, develop, commercialize, make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported and otherwise exploit, itself and through third parties, Licensed Products in the Apollo Field of Use in the Territory.

(b)          VistaGen hereby grants to Apollo and its Affiliates for the Term a royalty-free, exclusive (even as to VistaGen and its Affiliates) license, with the right to grant sublicenses (as provided in Section 2.2 below) through multiple tiers, under the Present Improvements, to research, develop, commercialize, make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported and otherwise exploit, itself and through third parties, Licensed Products in the Apollo Field of Use in the Territory.

(c)          VistaGen hereby grants to Apollo and its Affiliates for the Term a royalty-free, non-exclusive license, with the right to grant sublicenses (as provided in Section 2.2 below) through multiple tiers, under the Future Improvements, to research, develop, commercialize, make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported and otherwise exploit, itself and through third parties, Licensed Products in the Apollo Field of Use in the Territory.

(d)          VistaGen acknowledges and agrees that, during the Term, it shall not directly or indirectly grant any licenses, sublicenses or other rights inconsistent with this Section 2.1.

(e)          Apollo acknowledges and agrees that, during the Term, it, its Affiliates and its Sublicensees under this Agreement will comply with any provision of the License Agreements if and to the extent such provision is applicable to a sublicensee under the License Agreements.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

2.2           Sublicenses

  Apollo shall have the right to grant further sublicenses of the rights and licenses granted to Apollo hereunder through multiple tiers. Apollo shall incorporate terms and conditions into its sublicense agreements sufficient to enable Apollo to comply with this Agreement. Apollo shall promptly furnish VistaGen with a fully signed photocopy of any sublicense agreement, which sublicense agreement may be redacted as necessary to protect commercially sensitive information. Upon termination of this Agreement for any reason, provided that a Sublicensee is not in material breach of its sublicense, VistaGen shall grant to such Sublicensee sublicense rights and terms equivalent to the sublicense rights and terms which Apollo previously granted to such Sublicensee.

2.3           Retained Rights

(a)          VistaGen shall retain the licenses granted to it by UHN pursuant to each License Agreement to use the Licensed IP in accordance with the terms of each License Agreement solely in the VistaGen Field of Use.

(b)          Apollo acknowledges UHN’s reserved right under each License Agreement to retain a non-exclusive, sublicensable right to use the Licensed IP for non-commercial research purposes and/or academic educational purposes, without any financial obligation to VistaGen or Apollo for so using the Licensed IP.

(c)          Apollo acknowledges that, with respect to UHN, the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any UHN Patent Rights as set forth in 35 U.S.C. §§ 01-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

2.4           No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon Apollo by implication, estoppel, or otherwise as to any patent rights or other intellectual property of VistaGen or UHN other than the Licensed IP and Improvements.

2.5           VistaGen SRA. VistaGen covenants and agrees to promptly notify Apollo (but in no event later than [*****] after receipt) in the event it receives any Invention Notice (as defined in the VistaGen SRA) applicable to [*****] the Apollo Field of Use from UHN following the Effective Date. For clarity, [*****]. In addition, VistaGen hereby assigns all right, title and interest in and to any unexercised or future option available to VistaGen pursuant to Section 4.3 of the VistaGen SRA, through which VistaGen may obtain an exclusive license to any Resulting IP (as defined in the VistaGen SRA) in the field set forth in [*****] Apollo Field of Use disclosed in such Invention Notice. To the extent Apollo, in its sole discretion, decides to exercise such option to obtain an exclusive license, it shall notify VistaGen of its decision within [*****] days of receipt of notice from VistaGen. VistaGen shall promptly (within the required time periods set forth in the VistaGen SRA) notify UHN of such decision on behalf of Apollo and acquire exclusive license rights to the applicable Resulting IP through the procedures set forth in Section 4.3 of the VistaGen SRA; provided that (i) the terms and conditions of each such exclusive license agreement shall be substantially identical to the terms and conditions set forth in the License Agreements and (ii) each such exclusive license agreement shall automatically be considered a License Agreement hereunder with all rights licensed or otherwise granted to VistaGen thereunder automatically considered Licensed IP hereunder with the field in clause (ii) of the Apollo Field of Use applying to such Licensed IP. Apollo and VistaGen shall endeavor to amend Exhibit A attached hereto to reflect such additional Licensed IP. Apollo shall reimburse VistaGen to the extent VistaGen pays an issue fee to UHN pursuant to each such exclusive license, which reimbursement shall not exceed [*****]. For the avoidance of doubt, in accordance with this Agreement, VistaGen shall retain the licenses granted to it by UHN solely within the VistaGen Field of Use under any such license agreement entered into pursuant to this Section 2.5.

2.6         Future UHN SRA. During the Term and for a period of [*****] thereafter, neither VistaGen nor any of its Affiliates or sublicensees (other than Apollo and its Affiliates, licensees and Sublicensees), either alone, or with or through any third party (including by way of any assignment, license, covenant or other transaction regarding patent rights or other intellectual property, or by any research, development or other agreement), shall enter into any agreement with UHN in the field set forth in [*****] the Apollo Field of Use.

2.7           Section 365(n) of the Bankruptcy Code. All rights and licenses granted pursuant to any Section of this Agreement are, and shall be deemed to be, rights and licenses to “intellectual property” (as defined in Section 101(35A) of title 11 of the United States Code and of any similar provisions of applicable Bankruptcy Code under any other jurisdiction including the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36, as amended from time to time. VistaGen agrees that Apollo as a licensee and sublicensee of rights and licenses under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against VistaGen under the Bankruptcy Code or analogous provisions of applicable laws outside the United States, Apollo shall be entitled to a complete duplicate of (or complete access to, as appropriate) any patent rights or other intellectual property licensed or sublicensed to Apollo and all embodiments of such intellectual property, which, if not already in Apollo’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon Apollo’s written request therefor, unless VistaGen in the bankruptcy proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a), following the rejection of this Agreement in the bankruptcy proceeding, upon written request therefor by Apollo.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 3

APOLLO DILIGENCE OBLIGATIONS AND REPORTING

3.1           Diligence Requirements. Apollo shall use commercially reasonable efforts, or shall cause one or more of its Affiliates and Sublicensees to use commercially reasonable efforts, to develop [*****]. In the event that VistaGen determines that Apollo (itself or through its Affiliates or Sublicensees) has failed to fulfill its obligations under this Section 3.1, then VistaGen may treat such failure as a material breach in accordance with Section 12.3(a).

3.2           R&D Plan. Within [*****] after the Effective Date, Apollo shall furnish to VistaGen a copy of Apollo’s Research and Development Plan (“R&D Plan”) for Licensed Products; and a status and progress report as to Apollo’s implementation of the R&D Plan shall be furnished to VistaGen annually thereafter, in conjunction with submission to VistaGen of the annual report, together with an update for the R&D Plan for the next year. The Parties acknowledge that the R&D Plan will represent the optimal and desired goals and timeline for [*****], and that there is no guarantee of achieving the goals within said timeline.

3.3           Annual Report. [*****] each Calendar Year during the Term, Apollo shall prepare and deliver to VistaGen a written summary report which shall describe (a) the research performed to date employing the Licensed IP, (b) the progress of [*****] Licensed Products [*****] and (c) [*****].

ARTICLE 4

ROYALTIES AND PAYMENT TERMS

4.1           Consideration for Grant of Rights

(a)          License and Sublicense Issue. Within [*****], Apollo shall pay to VistaGen a sublicense and license issue fee of One Million Two Hundred Fifty Thousand U.S. dollars (U.S.$1,250,000). [*****].

(b)          Running Royalties. Beginning upon the First Commercial Sale of a Revenue Bearing Product, Apollo shall pay to VistaGen a [*****] royalty on a [*****] basis on [*****] Net Sales for [*****]. Running royalties shall be payable for each Reporting Period and shall be due to VistaGen within [*****] of the end of each Reporting Period.

(c)          Royalty Stacking. To the extent that Apollo or any of its Affiliates or Sublicensees obtains licenses to third party patent rights or other intellectual property in order to practice the Licensed IP or to develop or commercialize any Licensed Products, Apollo and its Affiliates and Sublicensees may deduct from any royalty due to VistaGen hereunder [*****] of the royalties due according to agreements between Apollo (and its Affiliates and Sublicensees, as applicable) and a third party(ies) on such patents or intellectual property up to an amount equal to [*****] of the running royalties owed in any Reporting Period hereunder, with any excess third party royalties carried over into next succeeding Reporting Periods until exhausted.

(d)         Biosimilar Competition. Notwithstanding the foregoing, on a country-by-country basis in the Territory, the royalty rate for Net Sales of a Revenue Bearing Product set forth in Section 4.1(b) shall be reduced (A) by [*****], following a launch of a Biosimilar Product, if the unit sales of all Biosimilar Products in such country exceed [*****] of the sum of unit sales of Revenue Bearing Products plus unit sales of all Biosimilar Products in such country, (B) by [*****] following a launch of a Biosimilar Product, if the unit sales of all Biosimilar Products in such country exceed [*****] of the sum of unit sales of Revenue Bearing Products plus unit sales of all Biosimilar Products in such country, or (C) by [*****] to become [*****] following a launch of Biosimilar Product, if the unit sales of all Biosimilar Products in such country exceed [*****] of the sum of unit sales of Revenue Bearing Products plus unit sales of all Biosimilar Products in such country. Unless otherwise agreed by the Parties, the unit sales of each such Biosimilar Product sold during a Reporting Period shall be as reported by [*****] or any other independent sales auditing firm reasonably agreed upon by the Parties.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(e)          No Multiple Royalties. If the commercial sale of any Revenue Bearing Product is covered by more than one of the [*****], multiple royalties shall not be due.

(f)          Duration of Royalty Obligations. The royalty obligations of Apollo shall continue on a country-by-country basis as to each Revenue Bearing Product, until the expiration or termination of the last to expire Valid Claim within UHN Patent Rights that covers the commercial sale of such Revenue Bearing Product in that country. Upon the expiration of Apollo’s royalty obligations with respect to a Revenue Bearing Product in a country, the license grants contained in Sections 2.1 shall become fully paid-up, royalty-free, perpetual and irrevocable for such Revenue Bearing Product in such country.

(g)          Development Milestone Payments. Subject to Section 4.1(h), Apollo shall pay to VistaGen the following development milestone payments listed in the tables below for [*****] Revenue Bearing Product to achieve each development milestone event. Apollo shall provide VistaGen with written notice and such milestone payment within [*****] after achieving each development milestone. Each such milestone payment shall be payable only once on the [*****] Revenue Bearing Product to achieve such development milestone event. For the avoidance of doubt, in no event shall Apollo be required to pay VistaGen more than an aggregate of Seven Million, Eight Hundred Thousand U.S. dollars (U.S.$7,800,000) in development milestone payments under this Section 4.1(g).

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

	Development Milestone Event	Milestone Payment
(A)	[*****]	[*****]
(B)	[*****]	[*****]
(C)	[*****]	[*****]
(D)	[*****]	[*****]

(h)          [*****]

(i)           [*****]

(ii)           [*****]

(iii)           [*****].

(i)     Commercial Milestone Payments. Apollo shall pay to VistaGen the following commercial milestone payments listed in the tables below after achievement of [*****] commercial milestone event. Apollo shall provide VistaGen with written notice and such milestone payment within [*****] after the end of the Calendar Year in which the applicable milestone event was achieved. Each such milestone payment shall be payable only once. For the avoidance of doubt, in no event shall Apollo be required to pay VistaGen more than an aggregate of Twenty-Nine Million U.S. dollars ($29,000,000) in commercial milestone payments under this Section 4.1(i).

	Commercial Milestone Event	Milestone Payment
(A)	[*****]	[*****]
(B)	[*****]	[*****]
(C)	[*****]	[*****]
(D)	[*****]	[*****]

(j)          [*****] Transaction Agreement Revenue.

(i)           Subject to Sections 4.1(j)(ii), Apollo shall pay VistaGen the following percentage of all consideration allocable solely to [*****] received by Apollo pursuant to the [*****] Transaction Agreement:

(A)           [*****]

(B)           [*****]

(C)           [*****].

Apollo shall provide VistaGen with written notice of [*****] Transaction Agreement and payment of the amount represented by the above percentages within [*****] after [*****]. [*****].

(ii)           The following shall not be considered consideration and subject to the sharing percentages in Section 4.1(j)(i): [*****].

(iii)           To the extent that patent rights, other intellectual property rights or other rights, products or obligations other than those applicable to Revenue Bearing Products are [*****] Transaction Agreement, that portion of the consideration received by Apollo and subject to Section 4.1(j)(i) shall be equitably apportioned between the Revenue Bearing Products and those other rights, products and obligations, and such apportionment shall be reasonable and in accordance with customary standards in the industry.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(iv)           To the extent Apollo [*****] Transaction Agreement, that portion of the consideration received by Apollo and subject to Section 4.1(j)(i) shall be equitably apportioned between [*****] and any other such applicable country, and such apportionment shall be reasonable and in accordance with customary standards in the industry. [*****].

(v)           With respect to each of Sections 4.1(j)(iii) and 4.1(j)(iv), Apollo shall promptly deliver to VistaGen a written report setting forth each such apportionment. In the event VistaGen disagrees with the determination made by Apollo, VistaGen shall so notify Apollo within [*****] of receipt of Apollo’s report and the Parties shall meet to discuss and resolve such disagreement in good faith. If the Parties are unable to agree in good faith as to such fair market values within [*****], then (a) the matter shall be submitted in accordance with the dispute resolution process set forth in Article 13, and (b) VistaGen shall not be entitled to terminate this Agreement until such matter is fully determined by a court of competent jurisdiction.

(k)          Method of Payment. All payments shall be made by wire transfer of immediately available funds into an account designated by VistaGen.

(l)
Payments in U.S. Dollars. All payments due under this Agreement shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable Reporting Period. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of Net Sales.

(m)          Late Payments. Any payments by Apollo that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at [*****] above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

(n)          Payments to UHN. VistaGen shall be solely responsible for any and all amounts payable to UHN pursuant to the terms of each License Agreement, including any amounts payable as a result of, or in connection with, entry by the Parties into this Agreement or any milestone achieved by, or royalties on Net Sales of, any Revenue Bearing Product. In no event shall Apollo be responsible or liable for any amounts due and payable to UHN under any License Agreement or the VistaGen SRA.

ARTICLE 5
REPORTS, RECORDS AND CONFIDENTIAL INFORMATION

5.1           Frequency of Reports.

(a)          Upon First Commercial Sale of a Revenue Bearing Product. Apollo shall report to VistaGen the date of the First Commercial Sale of a Revenue Bearing Product within [*****] of occurrence in each country.

(b)          After First Commercial Sale. After the First Commercial Sale of a Revenue Bearing Product, Apollo shall deliver reports to VistaGen within [*****] of the end of each Reporting Period, containing information concerning the immediately preceding Reporting Period, as further described in Section 5.2.

5.2           Content of Reports and Payments. Each report delivered by Apollo to VistaGen shall contain at least the following information for the immediately preceding Reporting Period:

(a)          the number of Revenue Bearing Products sold by Apollo, its Affiliates and Sublicensees to independent third parties in each country;

(b)          the gross price charged by Apollo, its Affiliates and Sublicensees for each Revenue Bearing Product in each country;

(c)          calculation of Net Sales for the applicable Reporting Period in each country, including, without limitation, a listing of applicable deductions; and

(d)          total royalty payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion.

If no amounts are due to VistaGen for any Reporting Period, the report shall so state.

5.3           Records. Apollo shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records relating to amounts payable to VistaGen in relation to this Agreement. The relevant entity shall retain such records for at least [*****] following the end of the Calendar Year to which they pertain, during which time a certified, independent public accountant selected by VistaGen and reasonably acceptable to Apollo shall have the right, at VistaGen’s expense, to inspect such records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section 5.3 reveals an underpayment in excess of [*****], Apollo shall bear the full out-of-pocket cost of such audit and shall remit any amounts due to VistaGen within [*****] of receiving written notice thereof from VistaGen.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

5.4           Confidentiality of Reports and Records. The reports and records (including the R&D Plan) provided by Apollo hereunder shall be regarded as Apollo’s Confidential Information (as defined below) and, notwithstanding Section 5.5 below, VistaGen hereby covenants that it shall not use or disclose any information included in such reports for any purpose other than determining whether Apollo, its Affiliates and Sublicensees have complied with their obligations under this Agreement; provided that VistaGen may disclose such reports to UHN solely to use for the same purpose. VistaGen further agrees that, notwithstanding Section 5.5 below, until such time as such information is no longer confidential through no fault of VistaGen, it shall maintain such reports and any information included therein in strict confidence and treat such information in a manner at least as restrictive as its manner of treating its own confidential information of similar nature and in any event not less than with a reasonable degree of care.

5.5           Confidentiality.

(a)          Confidential Information; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, during the Term and for a period of [*****] thereafter, the Parties hereby agree to hold in strict confidence and not publish, disclose or transfer, directly or indirectly, or use for any purpose other than as provided for in this Agreement any information and materials furnished to it by or on behalf of the other Party or its Affiliates or generated pursuant to this Agreement (collectively, “Confidential Information”). For clarity, Confidential Information of a Party or its Affiliates will include, without limitation, all information and materials disclosed by such Party or its Affiliates or their respective designees that (a) is marked as “Confidential,” “Proprietary” or with similar designation at the time of disclosure or (b) by its nature can reasonably be expected to be considered Confidential Information by the recipient. Information disclosed orally will not be required to be identified as such to be considered Confidential Information. The terms of this Agreement shall be deemed to be the Confidential Information of both Parties. Notwithstanding the foregoing, Confidential Information will not include any information to the extent that it can be established by written documentation by the receiving Party that such information: (a) was already known to the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation was established), at the time of disclosure, (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party, (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement, (d) was independently developed by the receiving Party as demonstrated by written documentation prepared contemporaneously with such independent development; or (e) was disclosed to the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation was established), by a third party who had no obligation to the disclosing Party not to disclose such information to others.

(b)            Authorized Disclosure. Except as expressly provided otherwise in this Agreement, each Party may use and disclose Confidential Information of the other Party solely as follows: (a) under appropriate confidentiality provisions substantially equivalent to those in this Agreement: (i) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, including the right to grant licenses or sublicenses as permitted hereunder, or (ii) to actual or potential bona fide (sub)licensees, acquirers or assignees, collaborators, investment bankers, investors or lenders with whom a Party (or its Affiliates) has entered into good faith negotiations regarding a proposed transaction, or; (b) to the extent such disclosure is to a governmental authority as reasonably necessary in filing or prosecuting the UHN Patent Rights or Present Improvement Patent Rights, copyright and trademark applications in accordance with this Agreement, prosecuting or defending litigation related to this Agreement, complying with applicable governmental regulations with respect to performance under this Agreement, obtaining Regulatory Approval or fulfilling post-approval regulatory obligations for the Licensed Products, or otherwise required by applicable law; provided, however, that if a Party is required by applicable law or the rules of any securities exchange or automated quotation system to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, in each of the foregoing, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed and will only disclosed that Confidential Information that is required to be disclosed; (c) to advisors (including lawyers and accountants) on a need to know basis, in each case under appropriate confidentiality provisions or professional standards of confidentiality substantially equivalent to those of this Agreement, or (d) to the extent mutually agreed to by the Parties. Each Party acknowledges and agrees that the other Party may submit this Agreement to the SEC and if a Party does submit this Agreement to the SEC, such Party agrees to consult with the other Party with respect to the preparation and submission of, a confidential treatment request for this Agreement. If a Party is required by applicable law to make a disclosure of the terms of this Agreement in a filing with or other submission to the SEC, and [*****], then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by applicable law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party seeking to make a disclosure to the SEC as set forth in this Section 5.5(b), [*****] such comments, limit disclosure or obtain confidential treatment to the extent reasonably requested by the other Party.

(c)          Press Releases. Neither Party may issue any press release or make any other public announcement or statement concerning this Agreement, the transactions contemplated hereby or the terms hereof, without the prior written approval of the other Party, except as may be required by applicable law. In the event either Party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement, the transactions contemplated hereby or the terms hereof, the Issuing Party will provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”) and seek the Reviewing Party’s prior written consent. The Issuing Party will specify with each such Release, taking into account the urgency of the matter being disclosed, a reasonable period of time within which the Receiving Party may provide any comments on such Release and if the Receiving Party fails to provide any comments during the response period called for by the Issuing Party, the Reviewing Party will be deemed to have consented to the issuance of such Release. If the Receiving Party provides any comments, the Parties will consult on such Release and work in good faith to prepare a mutually acceptable Release. Either Party may subsequently publicly disclose any information previously contained in any Release so consented to.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement
ARTICLE 6

PATENT PROSECUTION

6.1           Responsibility for UHN Patent Rights. Pursuant to each License Agreement, VistaGen has the right to control the preparation, filing, prosecution, defense in post-grant or post-issuance administrative proceedings, and maintenance of all patents and patent applications in respect of the UHN Patent Rights in the Territory. VistaGen hereby grants to Apollo the sole and exclusive right to exercise all of its rights regarding patent prosecution, maintenance and enforcement under each License Agreement, and VistaGen hereby appoints Apollo to act as its agent, to prepare, file, prosecute, maintain and defend in all agency proceedings (e.g., reissues, reexaminations, oppositions and interferences) all of the UHN Patent Rights during the Term. Likewise, VistaGen hereby grants to Apollo the sole and exclusive right to prepare, file, prosecute, maintain and defend in all agency proceedings (e.g., reissues, reexaminations, oppositions and interferences) any and all patent rights within the Present Improvements (the “Present Improvement Patent Rights” and together with Future Improvement Patent Rights, “Improvement Patent Rights”) during the Term. With respect to the foregoing, Apollo shall copy VistaGen on all patent prosecution documents and give VistaGen reasonable opportunities to advise Apollo on such filing, prosecution and maintenance. In the event Apollo desires to abandon any patent or patent application within the UHN Patent Rights or Present Improvement Patent Rights, Apollo shall provide VistaGen with reasonable prior written notice of such intended abandonment or decline of responsibility. If VistaGen elects to continue such patent or patent application, the Parties shall consult and Apollo may elect to retain responsibility therefor. Otherwise, the right to prepare, file, prosecute, maintain and defend the relevant UHN Patent Rights or Present Improvement Patent Rights, at VistaGen’s expense, shall revert to VistaGen and with respect to the UHN Patent Rights shall be subject to the terms and conditions of the applicable License Agreement.

6.2           Payment of Expenses. The Parties acknowledge and agree that pursuant to each License Agreement, payment of all fees and costs, including, without limitation, attorney’s fees, for the filing, prosecution and maintenance of the UHN Patent Rights incurred by UHN before the Effective Date shall be the responsibility of VistaGen. Apollo shall be responsible for all such fees and costs incurred after the Effective Date. For the avoidance of doubt, Apollo shall not be responsible for payment of any fees and costs associated with the prosecution and maintenance of the UHN Patent Rights or Present Improvement Patent Rights incurred prior to the Effective Date.

6.3           Patent Extensions and Orange or Purple Book Listings. If elections with respect to obtaining patent term extensions (including, without limitation, any available pediatric extensions) or supplemental protection certificates or their equivalents in any country with respect to UHN Patent Rights or Present Improvement Patent Rights are available, Apollo shall have the sole and exclusive right to make any such elections based on Licensed Products. With respect to data exclusivity periods (such as those periods listed in the FDA’s Orange or Purple Book (including, without limitation, any available pediatric extensions) or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or orphan exclusivity periods, and all equivalents in any country), Apollo shall have the sole and exclusive right to seek and maintain all such data exclusivity periods available for the Licensed Products. With respect to all of the rights and activities identified in this Section 6.3, VistaGen hereby appoints Apollo as its agent for such purposes with the authority to act on VistaGen’s behalf with respect to the UHN Patent Rights or Present Improvement Patent Rights in a manner consistent with this Agreement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 7

  INFRINGEMENT

7.1           Notification of Infringement of Licensed IP or Improvements. Each Party agrees to provide written notice to the other Party promptly after becoming aware of any infringement of the Licensed IP or Improvements by a third party and of any available evidence thereof, including to the extent VistaGen receives notice from UHN of any infringement of the Licensed IP by a third party and of any available evidence thereof.

7.2           Right to Prosecute Infringements. Pursuant to each License Agreement, VistaGen has the right to determine the appropriate course of action to enforce the Licensed IP or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Licensed IP, to defend any declaratory judgments seeking to invalidate or hold the Licensed IP unenforceable, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation, declaratory judgments or other enforcement action with respect to Licensed IP.

(a)          Apollo Right to Prosecute. VistaGen hereby assigns to Apollo the first and exclusive right, but not the obligation, under its own control and at its own expense, to prosecute any third party infringement of the Licensed IP or Present Improvements, subject to Sections 7.4 and 7.5. The total cost of any such infringement action commenced or defended solely by Apollo shall be borne by Apollo.

(b)          VistaGen Right to Prosecute. If within [*****] after having been notified of any alleged infringement that is material and competitive in the marketplace Apollo is unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, then VistaGen shall have the right, but shall not be obligated, under its own control and at its own expense, to prosecute any infringement of the Licensed IP or Present Improvements, and, with respect to the Licensed IP, the terms and conditions of the applicable License Agreement shall govern.

7.3           Declaratory Judgment Actions. If a declaratory judgment action is brought naming UHN, VistaGen or Apollo or any of its Affiliates or Sublicensees as a defendant and alleging invalidity, unenforceability or non-infringement of any UHN Patent Rights or Improvement Patent Rights, Apollo or VistaGen, as the case may be, shall promptly notify the other Party in writing and Apollo may elect, upon written notice to VistaGen within [*****] after receiving or giving notice of the commencement of such action, to take over the sole control of such action at its own expense solely with respect to UHN Patent Rights or Present Improvement Patent Rights. If Apollo does not defend any such action, then VistaGen shall have the right, but shall not be obligated, to defend such action at VistaGen’s expense and, with respect to the UHN Patent Rights, the terms of the applicable License Agreement shall govern.

7.4           Offsets. Apollo may offset a total of [*****] of any expenses incurred under Sections 7.2 and 7.3 against any payments due to VistaGen under Article 4, provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [*****] in any Reporting Period.

7.5           Recovery. In the event that either Party exercises the rights conferred in this Article 7 and recovers any damages or other sums in such action, such damages or other sums recovered shall first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith (including, without limitation, attorneys’ fees). If such recovery is insufficient to cover all such costs and expenses of both Parties, the controlling Party’s costs shall be paid in full first before any of the other Party’s costs. If after such reimbursement any funds shall remain from such damages or other sums recovered, such funds shall be retained by the Party that controlled the action or proceeding under this Article 7; provided, however, that (a) if Apollo is the Party that controlled such action or proceeding, VistaGen shall receive out of any such remaining recovery received by Apollo an amount equal to royalties payable hereunder by treating such remaining recovery as “Net Sales” hereunder and (b) if VistaGen is the Party that controlled such action or proceeding, the remaining recovery received by VistaGen shall be shared equally between Apollo and VistaGen.

7.6           Cooperation. Each Party agrees to cooperate in any action under this Article 7 which is controlled by the other Party, including, without limitation, joining such action as a party plaintiff if necessary or desirable for initiation or continuation of such action; provided that the controlling Party reimburses the cooperating Party promptly for any reasonable costs and expenses incurred by the cooperating Party in connection with providing such assistance.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 8

INDEMNIFICATION AND INSURANCE

8.1           Indemnification of VistaGen. Apollo hereby agrees to indemnify, defend and hold harmless each of VistaGen and its Affiliates and its and their trustees, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “VistaGen Indemnitees”) from and against all damages, liabilities, losses and other expenses, including, without limitation, reasonable attorney’s fees, expert witness fees and costs (collectively, “Losses”), regarding any claims, suits or proceedings brought by a third party, whether or not a lawsuit or other proceeding is filed (collectively “Claim”), that arise out of or relate to (a) any product, process, or service that is made, used, sold, imported, or performed by or on behalf of Apollo pursuant to any right or license granted under this Agreement, (b) Apollo’s failure to comply with any applicable laws, rules or regulations in connection with this Agreement and (c) the [*****] of Apollo, except that Apollo’s liability for damages under its indemnity shall be reduced or apportioned to the extent any claim is proximately caused by VistaGen’s [*****]. [*****].

8.2           Indemnification of Apollo. VistaGen hereby agrees to indemnify, defend and hold harmless Apollo and its Affiliates and its and their trustees, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “Apollo Indemnitees”) from and against all Losses regarding any Claims that arise out of or relate to (a) any product, process, or service that is made, used, sold, imported, or performed by or on behalf of VistaGen using or incorporating the Licensed IP, (b) VistaGen’s failure to comply with any applicable laws, rules or regulations in connection with this Agreement, (c) any Claims brought by UHN with respect to any payments due and payable to UHN under any License Agreement and (d) the [*****] of VistaGen, except that VistaGen’s liability for damages under its indemnity shall be reduced or apportioned to the extent any claim is proximately caused by Apollo’s [*****].

8.3           Indemnification Procedure. A party entitled to indemnification hereunder shall provide the indemnifying Party with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. The indemnifying Party shall, at its own expense, provide attorneys reasonably acceptable to the other Party to defend against any such claim. The indemnified Party shall cooperate fully with the indemnifying Party in such defense and shall permit the indemnifying Party to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement).

8.4           Insurance. Within [*****] after the Effective Date, Apollo shall obtain and carry in full force and effect commercial general liability insurance, including, without limitation, product liability and errors and omissions insurance which shall protect Apollo and VistaGen Indemnitees with respect to events covered by Section 8.1. The limits of such insurance shall be customary and reasonable in Apollo’s industry. At the request of VistaGen, Apollo shall provide VistaGen with Certificates of Insurance evidencing compliance with this Section 8.4. Apollo shall continue to maintain such insurance after the expiration or termination of this Agreement during any period in which Apollo or any Affiliate or Sublicensee continues to make, use, or sell a product that was a Licensed Product under this Agreement, [*****].

ARTICLE 9

REPRESENTATIONS OR WARRANTIES

9.1           Mutual Representations. Each Party represents and warrants to the other that (i) such Party is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such Party has the legal power and authority to execute, deliver and perform this Agreement; (iii) the execution, delivery and performance by such Party of this Agreement has been duly authorized by all necessary corporate action; (iv) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (v) the execution, delivery and performance of this Agreement shall not cause or result in a violation of any law, of such Party’s charter documents, or of any contract by which such Party is bound.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.2           VistaGen Representations, Warranties and Covenants. VistaGen represents, warrants and covenants that:

(a)          it has, or will have (with respect to Future Improvements), the power and authority to grant the licenses and sublicenses provided for herein to Apollo, and that it has not earlier granted, or assumed any obligation to grant, any rights in the Licensed IP or Improvements to any third party that would conflict with the rights granted to Apollo herein;

(b)          it has obtained from UHN the exclusive right to grant sublicenses (including exclusive sublicenses) under the Licensed IP;

(c)          as of the Effective Date, neither UHN nor VistaGen is in breach of any License Agreement, nor has VistaGen received any notification from UHN alleging it is in breach of any License Agreement;

(d)          during the Term, in the event that it (i) receives formal written notice from UHN of a material breach of its obligations under any License Agreement or (ii) sends formal written notice to UHN of a material breach of UHN’s obligations under any License Agreement, in each of (i) and (ii), it shall promptly provide Apollo a copy of any such written notice;

(e)          as of the Effective Date, to its knowledge, there are no actions, suits, investigations, claims or proceedings pending or threatened in writing relating to the Licensed IP or Improvements;

(f)          as of the Effective Date, VistaGen has not received any written notice from UHN or any third party with respect to any actions, suits, investigations, claims or proceedings pending or threatened in writing relating to the Licensed IP or Improvements;

(g)          other than the License Agreements and the VistaGen SRA, it does not license or does not have the right to license from UHN any other patent rights or other intellectual property applicable to the Apollo Field of Use;

(h)          during the Term, VistaGen shall not breach or default under any provision of each License Agreement; and

(i)          during the Term and thereafter, VistaGen shall not amend or modify any License Agreement in any manner without the prior written consent of Apollo.

9.3           Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES CONCERNING LICENSED IP, IMPROVEMENTS OR ANY OTHER MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR ARISING OUT OF COURSE OF CONDUCT OR TRADE CUSTOM OR USAGE, AND EACH PARTY DISCLAIMS ALL SUCH EXPRESS OR IMPLIED WARRANTIES. VISTAGEN MAKES NO WARRANTY OR REPRESENTATION AS TO THE VALIDITY OR SCOPE OF UHN PATENT RIGHTS OR IMPROVEMENT PATENT RIGHTS, OR THAT ANY LICENSED PRODUCT SHALL BE FREE FROM AN INFRINGEMENT ON PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. FURTHER, VISTAGEN HAS MADE NO INVESTIGATION AND MAKES NO REPRESENTATION THAT THE UHN PATENT RIGHTS OR IMPROVEMENT PATENT RIGHTS ARE SUITABLE FOR APOLLO’S PURPOSES.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.4           Limitation of Liability. EXCEPT FOR [*****], IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER. EACH PARTY’S AGGREGATE LIABILITY, IF ANY, FOR ALL DAMAGES OF ANY KIND RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER SHALL NOT EXCEED THE AMOUNT PAID BY APOLLO TO VISTAGEN UNDER THIS AGREEMENT. THE FOREGOING EXCLUSIONS AND LIMITATIONS SHALL APPLY TO ALL CLAIMS AND ACTIONS OF ANY KIND AND ON ANY THEORY OF LIABILITY, WHETHER BASED ON CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), OR ANY OTHER GROUNDS, AND REGARDLESS OF WHETHER THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PARTIES FURTHER AGREE THAT EACH WARRANTY DISCLAIMER, EXCLUSION OF DAMAGES OR OTHER LIMITATION OF LIABILITY HEREIN IS INTENDED TO BE SEVERABLE AND INDEPENDENT OF THE OTHER PROVISIONS SINCE THEY EACH REPRESENT SEPARATE ELEMENTS OF RISK ALLOCATION BETWEEN THE PARTIES.

9.5           Breach by VistaGen. In the event that VistaGen commits a breach of any License Agreement and Apollo receives notice of such breach, within [*****] of the receipt of any such notice of breach, subject to any cure period permitted under the applicable License Agreement, Apollo may request to meet with UHN and VistaGen and representatives of the Parties shall meet and discuss in good faith a potential cure of such breach in accordance with the terms of the applicable License Agreement. In the event VistaGen is unable to cure such breach, VistaGen hereby provides Apollo (or any of its Affiliates or Sublicensees) the right, but not the obligation, to cure such breach directly with UHN on VistaGen’s behalf in accordance with the terms of the applicable License Agreement. VistaGen shall reimburse Apollo (or any of its Affiliates or Sublicensees) for any and all costs and expenses incurred in attempting to cure, or curing, such breach. In the event such breach is unable to be cured or is not cured (including because Apollo does not elect to cure such breach), at Apollo’s request, VistaGen shall use all reasonable efforts to assist Apollo in entering into a direct license with UHN equal in scope to the sublicense set forth in Article 2, [*****]. VistaGen further agrees not to impede, restrict or otherwise interfere with the entrance of Apollo and UHN into such direct license.

9.6           Breach by UHN. In the event that UHN commits a material breach of any License Agreement and such License Agreement is terminated as a result of such breach, VistaGen shall delegate to Apollo, or pursue at Apollo’s written request and expense, any cause of action that VistaGen may have pursuant to the terms of the applicable License Agreement.

ARTICLE 10

ASSIGNMENT

This Agreement, and the rights and obligations hereunder, may not be assigned or transferred, in whole or in part, by either Party without the prior written consent of the other Party, except that no consent shall be required for either Party to assign this Agreement to (i) any entity acquiring it or all or substantially all of the assets of such Party as to which this Agreement relates whether by sale, merger, operation of law or otherwise (including, for clarity, with respect to VistaGen all of the License Agreements), or (ii) any of its Affiliates; provided that upon any such assignment with respect to VistaGen, VistaGen shall similarly assign each License Agreement and that certain letter agreement by and among UHN, Apollo and VistaGen effective as of the date hereof (the “Letter Agreement”) such that the VistaGen contracting party in each License Agreement and the Letter Agreement is the same VistaGen contracting party as in this Agreement. Each Party shall notify the other Party no later than [*****] after any assignment of this Agreement. Any assignment in circumvention of the foregoing shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 11

GENERAL COMPLIANCE WITH LAW

11.1           Compliance with Laws. Apollo shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of Licensed Products.

11.2           Export Control. Apollo and its Affiliates and Sublicensees shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including, without limitation, all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. Apollo hereby gives written assurance that it shall comply with, and shall cause its Affiliates and Sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it shall indemnify, defend, and hold VistaGen harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3           Marking of Licensed Products. To the extent commercially feasible and consistent with prevailing business practices, Apollo shall mark, and shall cause its Affiliates and Sublicensees to mark, all Licensed Products that are manufactured or sold under this Agreement with the number of each issued patent under the UHN Patent Rights or Improvement Patent Rights that applies to such Licensed Product.

ARTICLE 12

TERMINATION

12.1           Term. Unless earlier terminated in accordance with the provisions of this Article 12, this Agreement shall continue in force on a country-by-country and Licensed Product-by-Licensed Product basis until the expiration of the last to expire patent within the UHN Patent Rights or Improvement Patent Rights (the “Term”). Following the end of the Term for any such Licensed Product in such country by expiration (but not termination), the licenses granted to Apollo under Sections 2.1(a)-(c) will become perpetual, irrevocable, non-terminable, fully paid-up and royalty-free.

12.2           Voluntary Termination by Apollo.

(a)          Apollo shall have the right to terminate this Agreement, for any reason, upon at least [*****] prior written notice to VistaGen, such notice to state the date at least [*****] in the future upon which termination is to be effective.

(b)          Apollo shall have the right to terminate this Agreement immediately upon written notice to VistaGen on a Licensed IP-by-Licensed IP, UHN Patent Right-by-UHN Patent Right, Improvement-by-Improvement or Improvement Patent Right-by-Improvement Patent Right basis, such notice to state the Licensed IP, UHN Patent Right, Improvement or Improvement Patent Right for which such termination shall be applicable (such terminated patent right or other intellectual property, the “Terminated IP”). In the event Apollo provides such notice, the Terminated IP will no longer be subject to this Agreement, all licenses or sublicenses to such Terminated IP will terminate and Apollo shall have no further rights or obligations with respect to such Terminated IP as of the date of VistaGen’s receipt of such written notice.

12.3           Termination for Breach .

(a)          In the event Apollo commits a material breach of its obligations under this Agreement, and fails to cure that breach within [*****] after receiving written notice thereof, VistaGen may terminate this Agreement immediately upon written notice to Apollo, subject to completion of the dispute resolution process set forth in Article 13 and subsequent cure. Notwithstanding the foregoing, if VistaGen terminates this Agreement due to Apollo’s failure to timely pay the sublicense and license issue fee required in Section 4.1(a), the termination is effective upon notice and the dispute resolution process set forth in Article 13 shall not apply to such termination.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(b)          In the event VistaGen commits a material breach of its obligations under this Agreement, Apollo may, in its discretion, either (i) terminate this Agreement if VistaGen has not cured such breach within [*****] after receipt of written notice thereof or (ii) continue this Agreement and seek arbitration pursuant to Article 13 confirming that such breach has in fact occurred and/or seeking specific performance, and if such arbitration finds that such breach indeed has occurred, then any future payments to VistaGen pursuant to Article 4 of this Agreement shall be reduced by [*****] as of the termination date.

12.4           Other Grounds for Bankruptcy. A Party may terminate this Agreement immediately if the other Party hereto is declared insolvent or commits an act of bankruptcy.

12.5           Effect of Expiration or Termination.

(a)          Survival. The following provisions shall survive the expiration or termination of this Agreement: Article 1, Article 8, Article 9, Article 13 and Article 14, and Sections 4.1(f), 5.2 (but only with respect to obligation to provide final report and payment), 5.3, 11.1, 11.2, 12.1 (but only with respect to the second sentence) and 12.5.

(b)          Inventory. Upon the early termination of this Agreement, Apollo and its Affiliates and Sublicensees may complete and sell any work-in-progress and inventory of Licensed Products that exist as of the effective date of termination, provided that (i) Apollo pays VistaGen the applicable running royalty or other amounts due on Net Sales of any Revenue Bearing Products in accordance with the terms and conditions of this Agreement, and (ii) Apollo and its Affiliates and Sublicensees shall complete and sell all work-in-progress and inventory of Licensed Products after the effective date of termination.

(c)          Expiration or termination of this Agreement for any reason shall not relieve either Party of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration.

ARTICLE 13

DISPUTE RESOLUTION

13.1           Mandatory Procedures. The Parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article 13, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If either Party fails to observe the procedures of this Article 13, as may be modified by their written agreement, the other Party may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2           Equitable Remedies. Although the procedures specified in this Article 13 are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either Party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3           Dispute Resolution Procedures. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding confidential arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”), and the procedures set forth below. In the event of any inconsistency between the Rules of AAA and the procedures set forth below, the procedures set forth below shall control. Judgment upon the award rendered by the arbitrators may be enforced in any court having jurisdiction thereof.

(a)          The location of the arbitration shall be in the County of New York. VistaGen and Apollo hereby irrevocably submit to the exclusive jurisdiction and venue of the AAA arbitration panel selected by the Parties and located in New York, New York for any dispute regarding this Agreement, and to the exclusive jurisdiction and venue of the federal and state courts located in New York, New York for any action or proceeding to enforce an arbitration award or as otherwise provided in Section 13.3(e), and waive any right to contest or otherwise object to such jurisdiction or venue.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(b)          The arbitration shall be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the Parties, this Agreement, and the outcome of the arbitration. Each Party shall appoint one neutral arbitrator, and these two arbitrators so selected by the Parties shall then select the third arbitrator, and all arbitrators must have at least ten (10) years’ experience in mediating or arbitrating cases regarding the same or substantially similar subject matter as the dispute between VistaGen and Apollo. If one Party has given written notice to the other Party as to the identity of the arbitrator appointed by the Party, and the Party thereafter makes a written demand on the other Party to appoint its designated arbitrator within the next ten days, and the other Party fails to appoint its designated arbitrator within ten days after receiving said written demand, then the arbitrator who has already been designated shall appoint the other two arbitrators.

(c)          The arbitrators shall decide any disputes and shall control the process concerning these pre-hearing discovery matters. Pursuant to the Rules of AAA, the Parties may subpoena witnesses and documents for presentation at the hearing.

(d)          Prompt resolution of any dispute is important to both Parties; and the Parties agree that the arbitration of any dispute shall be conducted expeditiously. The arbitrators are instructed and directed to assume case management initiative and control over the arbitration process (including, without limitation, scheduling of events, pre-hearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the dispute.

(e)          The arbitrators may grant any legal or equitable remedy or relief that the arbitrators deem just and equitable, to the same extent that remedies or relief could be granted by a state or federal court, provided however, that no punitive damages may be awarded. No court action shall be maintained seeking punitive damages. The decision of any two of the three arbitrators appointed shall be binding upon the Parties. Notwithstanding anything to the contrary in this Agreement, prior to or while an arbitration proceeding is pending, either Party has the right to seek and obtain injunctive and other equitable relief from a court of competent jurisdiction to enforce that Party’s rights hereunder.

(f)          The expenses of the arbitration, including, without limitation, the arbitrators’ fees, expert witness fees, and attorney’s fees, may be awarded to the prevailing Party, in the discretion of the arbitrators, or may be apportioned between the Parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one Party is to pay for all (or a share) of such expenses, both Parties shall share equally in the payment of the arbitrators’ fees as and when billed by the arbitrators.

(g)          Notwithstanding the foregoing, any disputes arising hereunder with respect to the inventorship, validity, enforceability or other aspect of intellectual property rights shall be resolved by a court of competent jurisdiction and not by arbitration.

(h)          Except as set forth below and as necessary to obtain or enforce a judgment upon any arbitration award, the Parties shall keep confidential the fact of the arbitration, the dispute being arbitrated, and the decision of the arbitrators. Notwithstanding the foregoing, the Parties may disclose information about the arbitration to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, actual or potential collaborators or corporate partners of Apollo, actual or potential acquirors of Apollo, and others who may be directly affected provided that such persons are bound to keep such information confidential. Additionally, if a Party has stock which is publicly traded, the Party may make such disclosures as are required by applicable securities laws, but shall use commercially reasonably efforts to seek confidential treatment for such disclosure.

13.4           Performance to Continue. Each Party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a Party may suspend performance of its undisputed obligations during any period in which the other Party fails or refuses to perform its undisputed obligations.

13.5           Statute of Limitations. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Section 13.5 are pending. The Parties shall cooperate in taking any actions necessary to achieve this result.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 14

MISCELLANEOUS

14.1           Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the Parties:

If to VistaGen:
VistaGen Therapeutics, Inc.
343 Allerton Ave
South San Francisco, CA 94080
Attention: Shawn K. Singh, CEO

If to Apollo:
Apollo Biologics LP
c/o Versant Venture Management, LLC
One Sansome
Suite 3630
San Francisco, CA 94104
Attention: Jerel Davis, Authorized Representative

All notices under this Agreement shall be deemed effective upon receipt. A Party may change its contact information immediately upon written notice to the other Party in the manner provided in this Section 14.1.

14.2           Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the State of Delaware, without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

14.3           Force Majeure. Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including, without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

14.4           Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

14.5           Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the Parties shall negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent. If the Parties fail to reach a modified agreement within thirty (30) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the Parties.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

14.6           Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and assigns.

14.7           Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

14.8           Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

14.9           Construction. The use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits. The words “will” and “shall” shall have the same meaning and, unless the context otherwise requires, the use of the word “or” is used in the inclusive sense (and/or). The term “including, “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term, irrespective of whether such term is used “without limitation” or “without limiting” throughout this Agreement.

14.10         Counterparts. This Agreement may be executed in counterparts signed separately by the Parties, each of which together shall constitute one and the same instrument. Execution of this Agreement may be concluded by signing and delivery by electronic transmission to a Party of the other Party’s signed copy.

[remainder of this page intentionally left blank]

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

VISTAGEN THERAPEUTICS, INC.

By: /s/ Shawn K. Singh

Name: Shawn K. Singh

Title: Chief Executive Officer

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

APOLLO BIOLOGICS LP

By: BJD Newco, LLC, its general partner

By: /s/ Jerel Davis

Name: Jerel Davis

Title: Authorized Representative

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

EXHIBIT A

LICENSED IP

License Agreement Number One:

License Agreement Number 1, dated as of October 24, 2011, between UHN and VistaGen

Licensed IP shall mean all inventions described in U.S. Provisional Patent Application Serial No. 61/377,665 and International Patent Application Serial No. PCT/CA2011/000965 and any application for Letters Patent claiming priority thereto and/or disclosing inventions disclosed therein, and in and to any Letters Patent or Patents in the United States of America and all foreign countries which may be granted therefor and thereon, and in and to any and all conversions, divisions, continuations, continuations-in-part of said application, or reissues or extensions of said Letters Patent or Patents, and all rights under the International Convention for the Protection of Industrial Property.

License Agreement Number Two:

License Agreement, dated as of December 22, 2014, between UHN and VistaGen, [*****].

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

License Agreement Number Three:

License Agreement, dated as of December 9, 2016, between UHN and VistaGen, [*****].

License Agreement Number Four:

License Agreement, dated as of December 9, 2016, between UHN and VistaGen, [*****].

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

SCHEDULE A

LICENSE AGREEMENT NUMBER ONE

(See attached)

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

SCHEDULE A

LICENSE AGREEMENT NUMBER 1

dated as of October 24, 2011

between

  UNIVERSITY HEALTH NETWORK (as "Licensor")

and

  VISTAGEN THERAPEUTICS, INC. (as "Licensee")

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.   DEFINITIONS

2.   REPRESENTATIONS AND WARRANTIES
       2.1 Mutual Representations and Warranties
       2.2 Licensor Representations and Warranties

3.   LICENSE GRANT
       3.1 Licensed IP
       3.2 Availability of the Licensed IP
       3.3 Reserved Right

4.   FINANCIAL CONSIDERATIONS
       4.1 Development-Based Milestone Payments
       4.2 Royalties

5.   ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING
       5.1 Royalty Reports
       5.2 Payment Terms
       5.3 Audits

6.   RESEARCH AND DEVELOPMENT OBLIGATIONS
       6.1 Research and Development Efforts
       6.2 R&D Plan
       6.3 Records
       6.4 Reports

7.   CONFIDENTIALITY
       7.1 Confidential Information
       7.2 Terms of this Agreement

8.   PATENTS
       8.1 Patent Prosecution and Maintenance
       8.2 Notification of Infringement
       8.3 Enforcement of Patent Rights
       8.4 Cooperation

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.   TERMINATION
       9.1 Expiration
       9.2 Termination by Mutual Consent
       9.3 Termination by Licensee
       9.4 Termination for Cause
       9.5 Termination Upon Licensee Insolvency
       9.6 Effect of Expiration or Termination

10.   INDEMNIFICATION
       10.1 Indemnification
       10.2 Procedure
       10.3 Insurance
       10.4 Certificates of Insurance
       10.5 Notice of Cancellation or Expiration

11.   FORCE MAJEURE

12.   GENERAL PROVISIONS
       12.1 Notices
       12.2 Further Representations, Warranties & Liability
       12.3 Dispute Resolution
       12.4 Assignee
       12.5 Waivers and Amendments
       12.6 Entire Agreement
       12.7 Severability
       12.8 Waiver
       12.9 Counterparts

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

LICENSE AGREEMENT

THIS LICENSE AGREEMENT NUMBER 1 (this "Agreement") is dated as of October 24, 201.1 (the "Effective Date"), and is entered into by and between (i) University Health Network, an Ontario corporation, incorporated under the Toronto Hospital Act 1997 ("Licensor"), having a research office at 610 University Avenue, Suite 7-504, Toronto, Ontario, Canada M5G2M9, and (ii)VistaGen Therapeutics, Inc., a Nevada corporation ("Licensee"), having a place of business at 384 Oyster Point Boulevard, Suite 8, South San Francisco, California 94080.

WHEREAS, Licensor owns or has rights in the Licensed IP (as defined in Exhibit B).

WHEREAS, Licensee desires to obtain an exclusive license under Licensor's rights in the Technology on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

        1. DEFINITIONS

        For purposes of this Agreement, the terms defined in Exhibit A shall have the defined meanings set forth in Exhibit A. Unless otherwise noted, all dollar amounts are quoted in US dollars.

        2. REPRESENTATIONS AND WARRANTIES

               2.1     Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:

                         2.1.1 Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state, province or country in which it is incorporated.

                        2.1.2 Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

                         2.1.3 All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such Party in connection with this Agreement have been obtained.

                         2.1.4 The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

               2.2    Licensor Representations and Warranties. Licensor hereby represents and warrants to Licensee that, as of the Effective Date, Licensor, to the best of its knowledge, (a) is the sole owner of the Licensed IP, and (b) other than as noted in Exhibit C, has not granted to any Third Party any license or other interest in the Licensed IP, and (c) is not aware of any Third Party patent, patent application or other intellectual property rights (other than any inventions identified as prior art in the patents or patent applications licensed to Licensee hereunder) that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in the Licensed IP, or (ii) by making, using or selling Licensed Products (but only to the extent that the making, using or selling of Licensed Products is covered by Licensed IP), and (d) is not aware of any infringement or misappropriation by a Third Party of the Licensed IP. Notwithstanding the foregoing, Licensor is under no duty, obligation or requirement to perform or conduct any legal inquiry or other search, analyses or assessment pertaining to patentability, validity, infringement and/or legal status in respect of any Licensed IP and Licensed Patents.

        3. LICENSE GRANT

               3.1 Licensed IP. Subject to Section 3.3, Licensor hereby grants to Licensee an exclusive license (with the right to grant sublicenses through multiple tiers) under the Licensed IP to conduct research and to develop, make, have made, use, offer for sale, sell and import Licensed Products, worldwide and for all fields of use. Licensee shall promptly provide to Licensor a copy of any Sublicense Agreement. The grant of any such Sublicense Agreement will not relieve Licensee of its obligations under this Agreement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

               3.2 Availability of the Licensed IP. Within ten (10) days of the Effective Date, Licensor shall provide Licensee with a copy of all information and documents available to Licensor relating to the filing and prosecution of patent applications encompassing the Licensed IP.

               3.3 Reserved Right. Licensor reserves and retains the non-exclusive, sublicenseable right to use the Licensed IP for non-commercial research purposes and/or academic educational purposes, without any financial obligation to Licensee for so using the Licensed IP.

        4. FINANCIAL CONSIDERATIONS

               4.1     Development-Based Milestone Payments. At such time as Licensee (or its Affiliates or Sublicensees) achieve a Milestone Event as described below for a specific Licensed Product, Licensee shall pay to Licensor the Milestone Payment specified below. The specified milestone payment shall be made within thirty (30) days after the occurrence of the Milestone Event.

	A. "Milestone Event" for Therapeutic-Related Licensed Product *	"Milestone Payment" (US$)
(1)	Acceptance by FDA (first country) of filing of IND	$150,000
(2)	First patient enrolled for Phase II Clinical Trial	$250,000
(3)	First patient enrolled for Phase HI Clinical Trial	$1,500,000
(4)	FDA (First country) Final Approval of NDA for Licensed Product	$2,000,000

	B. "Milestone Event" for Service-Related Licensed Product	"Milestone Payment" (US$)
(1)	First anniversary of execution of an agreement in respect of (in whole or in part) a Service-Related Licensed Product	$50,000 **

            For the purpose of this Section 4.1 "Final Approval" shall mean approval by the FDA for marketing a Therapeutic-Related Licensed Product that is not conditioned on any other event (or if an approval is conditioned upon an event, then the occurrence of that event), provided, however, such other events shall specifically not include FDA requirements to conduct post marketing studies and any requirement for such post marketing studies shall not be deemed to delay the Final Approval.

  * Once a Milestone Payment has been made for a specific Licensed Product, if there are later modifications, improvements, reformulations, combinations, or other changes using the same molecule which constitutes said Licensed Product (i.e., a "Related Product"), then no duplicate Milestone Payment will be owed when that Related Product achieves the same Milestone Event for which the Milestone Payment was previously made for said specific Licensed Product. Similarly, if there is a failure in product development, resulting in the substitution or replacement of the failed molecule with a new molecule, to the extent that a Milestone Event had previously been achieved by the failed molecule and the corresponding Milestone Payment paid, then no duplicate Milestone Payment will be owed when the new molecule achieves the same Milestone Event for which the Milestone Payment was previously made for the failed molecule.

    ** But not more than 10% of the annual revenues received from said agreement, continuing annually until the cumulative aggregate of said 10% payments reach $50,000.

*****
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Exclusive License and Sublicense Agreement

       4.2  Royalties.

              4.2.1   Royalty Rate. Licensee shall pay to Licensor three percent (3%) of the first $25 million of Revenues received by Licensee or its Affiliates, and two percent (2%) of all additional Revenues received by Licensee or its Affiliates, subject to reductions pursuant to Sections 4.2.2 and 4.2.3.

              4.2.2 Third Party Royalties. If Licensee or its Affiliates is required to pay royalties to any Third Party that are, in the opinion of an independent patent attorney (reasonably acceptable to both parties), necessary to practice the inventions claimed in the Licensed IP, then Licensee shall have the right to credit such Third Party royalty payments against the royalties owing to Licensor under Section 4.2.1; provided, however, that the foregoing credits shall not reduce the amount of the royalties payable to Licensor under Section 4.2.1 above by more than fifty percent (50%).

              4.2.3 Combination Products. If a Product consists of (i) components that are covered by Licensor's Valid Claims, plus (ii) additional active pharmaceutical agents, or functional components reasonable necessary for formulation or delivery of the Product that are not covered by a Valid Claim, but that are covered by a valid claim of a Third Party patent, then for purposes of the royalty payments under Section 4.2.1, the Revenues shall be equitably allocated between the components covered by Licensor's Valid Claim and the components covered by the Third Party patent, with only the portion of Revenues allocated to Licensor's Valid Claims being used for purposes of the royalty calculation in Section 4.2.1 for such combination Product. To the extent the parties are unable to agree on the equitable allocation described above, any dispute shall be resolved in accordance with Section 12.3 of this Agreement. Notwithstanding the aforementioned, the foregoing allocation shall not reduce the amount of the royalties payable to Licensor under Section 4.2.1 above by more than fifty percent (50%).

    5.      ROYALTY REPORTS. PAYMENTS. AND ACCOUNTING

           5.1 Royalty Reports. Within sixty (60) days after the end of each calendar quarter during the term of this Agreement following the receipt by Licensee or its Affiliates of Revenues, Licensee shall furnish to Licensor a quarterly written report showing in reasonably specific detail (a) the calculation of Revenues for such quarter; and (b) the calculation of the royalties that shall have accrued based upon such Revenues.

           5.2 Payment Terms. Royalties shown to have accrued by each royalty report provided for under Section 5.1 above shall be due on the date such royalty report is due.

            5.3 Audits.

                  5.3.1   Upon the written request of Licensor and not more than once in each calendar year, Licensee and its Affiliates shall permit an independent certified public accounting firm of nationally recognized standing selected by Licensor and reasonably acceptable to Licensee, at Licensor's expense, to have access during normal business hours to such of the financial records of Licensee and its Affiliates as may be reasonably necessary to verify the accuracy of the payment reports hereunder for the eight (8) calendar quarters immediately prior to the date of such request (other than records for which Licensor has already conducted an audit under this Section).

                  5.3.2 If such accounting firm concludes that additional amounts were owed during the audited period, Licensee shall pay such additional amounts within thirty (30) days after the date Licensor delivers to Licensee such accounting firm's written report so concluding. The fees charged by such accounting firm shall be paid by Licensor; provided, however, if the audit discloses that the royalties paid by Licensee for such period were more than seven percent (7%) below the royalties actually due and payable for such period, then Licensee shall pay the reasonable fees and expenses charged by such accounting firm.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

                   5.3.3 Licensor shall cause its accounting firm to retain all financial information subject to review under this Section 5.3 in strict confidence; provided, however, that Licensee shall have the right to require that such accounting firm, prior to conducting such audit, enter into an appropriate non-disclosure agreement with Licensee regarding such financial information. The accounting firm shall disclose to Licensor only whether the reports are correct or not and the amount of any discrepancy. No other information shall be shared. Licensor shall treat all such financial information as Licensee's Confidential Information

    6.      RESEARCH AND DEVELOPMENT OBLIGATIONS

             6.1 Research and Development Efforts. Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to conduct such research, development and preclinical and human clinical trials as Licensee reasonably determines are necessary or desirable to obtain regulatory approval to manufacture and market such Licensed Products as Licensee reasonably determines are commercially feasible; and Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to obtain regulatory approval to market, and following approval to commence marketing and to market each such Licensed Product as Licensee reasonably determines are commercially feasible.

           6.2 R&D Plan. Within three (3) months after the Effective Date, Licensee shall furnish to Licensor a copy of Licensee's Research and Development Plan ("R&D Plan") for Licensed Products; and a status and progress report as to Licensee's implementation of the R&D Plan shall be furnished to Licensor annually thereafter, together with an update for the R&D Plan for the next year. The parties acknowledge that the R&D Plan will represent the optimal and desired goals and timeline for development of the Licensed Products, and that there is no guarantee of achieving the goals within said timeline.

           6.3 Records. Licensee shall maintain records, in sufficient detail and in good scientific manner, which shall reflect all work done and results achieved in the performance of its research and development regarding the Licensed Products.

           6.4 Reports. By April 1 of each calendar year during the term of this Agreement, Licensee shall prepare and deliver to Licensor a written summary report which shall describe (a) the research performed to date employing the Licensed IP, (b) the progress of the development, and testing of Licensed Products in clinical trials, and (c) the status of obtaining regulatory approvals to market Licensed Products.

    7. CONFIDENTIALITY

           7.1 Confidential Information. The reports finished by Licensee to Licensor pursuant to Sections 4, 5 and 6 shall be treated as Licensee's Confidential Information. During the term of this Agreement, and for a period of five (5) years following the expiration or earlier termination hereof, Licensor shall maintain in confidence all Confidential Information of Licensee that is disclosed to Licensor, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to those directors, officers, employees and agents, to the extent such disclosure is reasonably necessary in connection with exercising its rights under this Agreement.

           7.2 Terms of this Agreement. Except as otherwise required by applicable laws, Licensor and Licensee shall not disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party. Notwithstanding the foregoing, Licensor may disclose the existence of this Agreement and the general nature of the Licensed IP covered by this Agreement (without disclosing any financial terms); and Licensee may disclose the term of this Agreement to any existing or prospective investor or business associate who has a need to know, subject to a customary confidentiality agreement.

    8. PATENTS

           8.1 Patent Prosecution and Maintenance. Licensee shall have the right to control, at its sole cost, the preparation, filing, prosecution, defense in post-grant and/or post-issuance administrative procedures, and maintenance of all patents and patent applications in respect of Licensed Patents in the Territory and shall be solely responsible for all costs incurred in the preparation, filing, prosecution and maintenance of such patents and patent applications from the Effective Date through the termination of this Agreement. All such applications in respect of Licensed Patents shall be filed in the name of Licensor. Licensee shall give Licensor an opportunity to review and comment on the text of each patent application subject to this Section 8.1 before filing, and shall supply Licensor with a copy of such patent application as filed, together with notice of its filing date and serial number. Licensor shall cooperate with Licensee, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all patents and other filings referred to in this Section 8.1. If Licensee, in its sole discretion, decides to abandon the preparation, filing, prosecution or maintenance of any patent or patent application in respect of Licensed Patents, then Licensee shall notify Licensor in writing thereof and following the date of such notice (a) Licensor shall be responsible for and shall control, at its sole cost, the preparation, filing, prosecution and maintenance of such patents and patent applications, and
(b) Licensee shall thereafter have no license under this Agreement to such patent or patent application.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

           8.2 Notification of Infringement, Each Party shall notify the other Party of any substantial infringement known to such Party of any Licensed Patents and shall provide the other Party with the available evidence, if any, of such infringement.

           8.3 Enforcement of Patent Rights. Licensee, at its sole expense, shall have the right to determine the appropriate course of action to enforce Licensed Patents or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce Licensed Patents, to defend any declaratory judgments seeking to invalidate or hold the Licensed Patents unenforceable, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation, declaratory judgments or other enforcement action with respect to Licensed Patents, in each case in Licensee's own name and, if necessary for standing purposes, in the name of Licensor and shall consider, in good faith, the interests of Licensor in so doing. If Licensee does not, within six (6) months after receipt of notice from Licensor, abate the infringement or file suit to enforce the Licensed Patents against at least one infringing Party, Licensor shall have the right to take whatever action it deems appropriate to enforce the Licensed Patents; provided, however, that, within thirty (30) days after receipt of notice of Licensor's intent to file such suit, Licensee shall have the right to jointly prosecute such suit and to fund up to one-half the costs of such suit. The Party controlling any such joint enforcement action shall not settle the action or otherwise consent to an adverse judgment in such joint action that diminishes the rights or interests of the non-controlling Party without the prior written consent of the other Party. All monies recovered upon the final judgment or settlement of any such suit to enforce the Licensed Patents shall be shared in relation to the damages (including attorneys' fees and expenses for the enforcement action) incurred by each Party as a result of such infringement; and such recovery shall not be treated as Revenues for purposes of Section 4.2.1. Notwithstanding the foregoing, to the extent any part of the recovery includes a reasonable royalty payable to Licensee, such royalty amounts shall be deemed Revenue on which Licensee will pay a royalty to Licensor in accordance with Section 4.2.1.

           8.4    Cooperation. In any suit to enforce and/or defend the Licensed Patents pursuant to this Section 8, the Party not in control of such suit shall, at the request and expense of the controlling Party, reasonably cooperate and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

    9. TERMINATION

           9.1 Expiration. Subject to Sections 9.3 and 9.4 below, this Agreement shall expire on the expiration of Licensee's obligation to make payments to Licensor under Section 4 above. The license grant under Section 3.1 shall be effective at all times prior to such expiration.

           9.2 Termination by Mutual Consent. The Parties may terminate this Agreement at any time by mutual consent, which consent shall be evidenced by a written agreement or other such documentation duly executed by both Parties.

           9.3 Termination by Licensee. Licensee may terminate this Agreement, in its sole discretion, upon thirty (30) days prior written notice to Licensor, provided, however, Licensee shall remain liable for any payments accrued under this Agreement prior to the date of termination.

           9.4 Termination for Cause. Except as otherwise provided in Section 11, Licensor may terminate this Agreement upon or after the breach of any material provision of this Agreement by Licensee, if Licensee has not cured such breach within ninety (90) days after receipt of express written notice thereof by Licensor; provided, however, if any default is not capable of being cured within such ninety (90) day period and Licensee is diligently undertaking to cure such default as soon as commercially feasible thereafter under the circumstances, Licensor shall have no right to terminate this Agreement.

           9.5 Termination Upon Licensee Insolvency. This Agreement shall terminate at least one day prior to the occurrence of any of the following events: (i) the Licensee files a voluntary petition in bankruptcy or insolvency or shall petition for reorganization under the bankruptcy law, or makes a general assignment for the benefit of creditors, or otherwise acknowledges insolvency or is adjudged bankrupt; (ii) the Licensee consents to an involuntary petition in bankruptcy or if a receiving order is given against it under any applicable bankruptcy/insolvency law in a jurisdiction; (iii) the appointment of a receiver or other similar representative for the Licensee by a court of competent jurisdiction; or (iv) Licensee fails to carry on business in the normal course.

           9.6 Effect of Expiration or Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 1, 2, 5,7, 9.1, 9.6,10 and 12 shall survive the expiration or termination of this Agreement. Upon any termination of this Agreement, Licensor shall grant a direct license to any sublicense of Licensee hereunder having the same scope as such sublicense and on terms and conditions no less favorable to such Sublicensee than the terms and conditions of this Agreement, provided that such Sublicensee is not in default of any applicable obligations under this Agreement and agrees in writing to be bound by the terms and conditions of such direct license. Upon any termination of this Agreement, for a period of six (6) months thereafter, Licensee (and its Affiliates and Sublicensees) shall continue to be entitled to finish production of any Products which were in process at the time of termination, and Licensee (and its Affiliates and Sublicensees) shall be entitled to sell all Products which were in inventory or in process at the time of termination, so long as Licensee (and its Affiliates and Sublicensees) continues to make the reports and pay the scheduled royalties for said sales as set forth in this Agreement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

    10. INDEMNIFICATION

           10.1  Indemnification. Licensee shall defend, indemnify and hold Licensor (which for purposes of clarity, is recognized to include, without limitation, its directors, officers, employees, research trainees, students and agents) harmless from all losses, liabilities, damages and expenses (including attorneys' fees and costs) incurred as a result of any claim, demand, action or proceeding arising out of any breach of this Agreement by Licensee, any damages or personal injury resulting from the use, application of, distribution, sale or other exploitation of the Licensed IP, Licensed Patents and the Licensed Product by Licensee, its Affiliates or Sublicensees, or the gross negligence or willful misconduct of Licensee in the performance of its obligations under this Agreement, except in each case to the extent arising from the gross negligence or willful misconduct of Licensor or the breach of this Agreement by Licensor.

           10.2  Procedure. Licensor promptly shall notify Licensee of any liability or action in respect of which Licensor intends to claim such indemnification, and Licensee shall have the right to assume the defense thereof with counsel selected by Licensee. The indemnity agreement in this Section 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Licensee, which consent shall not be withheld unreasonably. The failure to deliver notice to Licensee within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Licensee of any liability to Licensor under this Section 10, but the omission so to deliver notice to Licensee will not relieve it of any liability that it may have to Licensor otherwise than under this Section 10. Licensor under this Section 10, its employees and agents, shall cooperate fully with Licensee and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification.

            10.3         Insurance. During the term of this Agreement, Licensee shall maintain at its own expense:

                  10.3.1 Comprehensive general liability insurance for claims for damages arising from bodily injury (including death) and property damages caused by, or arising out of, acts or omissions of its employees, in such amounts as are customary and reasonable in the Licensee's industry.

                  10.3.2 Product liability insurance in such amounts as are customary and reasonable in the Licensee's industry.

                  10.3.3 Maintenance of such insurance coverage shall not relieve Licensee of any responsibility under this Agreement for damage in excess of the insurance limits.

          10.4 Certificates of Insurance. Licensee shall furnish or cause to be furnished to Licensor a certificate of such insurance promptly upon request by Licensor. Each such certificate shall name Licensor an additional named insured.

          10.5 Notice of Cancellation or Expiration. Any such insurance policy shall provide that the insurer will give Licensor at least sixty (60) days prior written notice of any impending cancellation, nonrenewal, expiration, or reduction in coverage of the insurance.

    11. FORCE MAJEURE

    Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from Force Majeure events.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

    12. GENERAL PROVISIONS

           12.1   Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one Party to the other Party shall be in writing, delivered by any available means to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to Licensor:

University Health Network
610 University Avenue Suite 7-504
Toronto, Ontario Canada M5G 2M9

With Copy to:

Director
University Health Network
Office of Technology Development & Commercialization
MaRS Centre, Heritage Building 101 College Street, Suite 150
Toronto, Ontario Canada M5G 1L7

If to Licensee:

Chief Executive Officer
VistaGen Therapeutics, Inc.
384 Oyster Point Boulevard  Suite 8
South San Francisco, CA 94080

With Copy to:

Gladys Monroy
Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, CA 94304-1018

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

       12.2   Further Representations, Warranties & Liability.

        (a)    Licensee represents and warrants to Licensor that Licensee has the power to enter into this Agreement and to perform its obligations, and that Licensee has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensee.

        (b)    Licensor represents and warrants to Licensee that Licensor has the power to enter into this Agreement and to perform its obligations, and that Licensor has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensor,

        (c)    EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, LICENSOR MAKES NO CONDITIONS, WARRANTEES, UNDERTAKINGS OF ANY KIND, INCLUDING WITHOUT LIMITATION, THE ORIGINALITY OR ACCURACY OR PATENTABILITY OR VALIDITY OR NONINFRINGEMENT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF, THIS AGREEMENT OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT.

        (d)   LICENSOR SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES SUFFERED BY LICENSEE (AND ITS AFFILIATE(S) AND SUBLICENSEES) OR ANY OTHERS RESULTING FROM THE USE OF THE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT. THE ENTIRE RISK AS TO THE DESIGN, DEVELOPMENT, USE, EXPLOITATION, MANUFACTURE, SALE OR OTHER DISPOSITION AND PERFORMANCE IN RESPECT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT IS ASSUMED BY LICENSEE.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

       12.3 Dispute Resolution.

                (a) The Parties agree to use reasonable best efforts to amicably resolve among themselves any dispute arising out of this Agreement.

               (b) If the Parties are unable to resolve the dispute under Section 8.5(a), the dispute shall be referred to the Vice President, Research of Licensor or the Vice President's designate and the designate of Licensee for their discussion and resolution. The Parties may agree to mediation of the dispute (procedural details and process to be determined by the Parties).

               (c) Any dispute which cannot be amicably settled by the Parties as provided in Sections 8.5(a) and (b) shall be submitted to arbitration in accordance with the provisions of the (Ontario) Arbitration Act, 1991, S.O. 1991, c. 17, as amended from time to time. The arbitration will take place in the city of Toronto (Ontario, Canada).

               (d) Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the mediator(s) or arbitrator(s) hereunder, or pending the mediator(s)' or arbitrator(s)' determination of any dispute, controversy or claim hereunder.

       12.4 Assignment. Licensee shall not assign its rights or obligations under this Agreement without the prior written consent of Licensor; provided, however, that Licensee may, without such consent, assign this Agreement and its rights and obligations hereunder (a) to any Affiliate, or (b) in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger, consolidation, change in control or similar transaction. Notwithstanding the aforementioned, Licensee shall remain responsible for the performance of all obligations under this Agreement (including, without limitation, the payment of royalties to Licensor).

       12.5 Waivers and Amendments. No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

     12.6 Entire Agreement. This Agreement embodies the entire agreement between the parties and supersedes any prior representations, understandings and agreements between the parties regarding the subject matter hereof. There are no representations, understandings or agreements, oral or written, between the parties regarding the subject matter hereof that are not fully expressed herein.

      12.7 Severability. Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the terms of this Agreement in any other jurisdiction.

      12.8 Waiver. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

      12.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Evidence of the execution and delivery of this Agreement may be by a telecopy transmission to a Party of the other Party's signed copy of this Agreement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

LICENSORS University of Health Network

By:/s/ Christopher J. Paige
Name: Christopher J. Paige, PhD
Title: Vice President, Research

LICENSEE: VistaGen Therapeutics, Inc.

By: Shawn K. Singh
Name: Shawn K. Singh
Title: Chief Executive Officer

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

EXHIBIT A

DEFINITIONS

"Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

"Confidential Information" shall mean, with respect to a Party, all information (and all tangible and intangible embodiments thereof), that is owned or controlled by such Party, is disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, and (if disclosed in writing or other tangible medium) is marked or identified as confidential at the time of disclosure to the receiving Party or (if otherwise disclosed) is identified as confidential at the time of disclosure to the receiving Party and described as such in writing within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information of a Party shall not include information which, and only to the extent the receiving Party can establish by written documentation, (a) has been generally known prior to disclosure of such information by the disclosing Party to the receiving Party; (b) has become generally known, without the fault of the receiving Party, subsequent to disclosure of such information by the disclosing Party to the receiving Party; (c) has been received by the receiving Party at any time from a source other than the disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving Party free of confidentiality obligations prior to disclosure of such information by the disclosing Party to the receiving Party; or (e) has been independently developed by employees or others on behalf of the receiving Party without use of such information disclosed by the disclosing Party to the receiving Party (each of the aforementioned (a) to (e) a "Confidentiality Exception").

"Effective Date" shall have the meaning set forth in the preamble to this Agreement.

"FDA" shall mean the Food and Drug Administration of the United States, or the successor thereto, or its foreign equivalent in Canada, the EU or elsewhere.

"Force Majeure" means an event or circumstance arising outside of the reasonable control of a party, such as any act of God, flood, natural disaster, embargo, acts of civil or military authorities, terrorism, labor strikes, governmental embargos, and governmental orders.

"IND" shall mean an investigational new drug application or similar application which is required to be filed with the FDA prior to commencing a clinical investigation of a drug pursuant to (US) 21 C.F.R. 312, or its foreign equivalent in Canada, the EU or elsewhere.

"Intellectual Property" or "IP" shall mean all inventions (whether or not patentable), discoveries, trade secrets, Confidential Information, Know-How, data, technology, formulae, methods, processes, protocols, techniques, compositions, and other protectible intangible rights, together with all related Patent Rights, copyrights, trade secret rights, and other legally enforceable rights.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

"Know-How" shall mean all trade secrets, know-how, data, information, compositions and other technology (including, but not limited to, formulae, procedures, protocols, techniques and results of experimentation and testing) which are necessary or useful to make, use, develop, sell or seek regulatory approval to market a composition, or to practice any method or process, at any time claimed or disclosed in any issued patent or pending patent application directly and specifically applicable to the Licensed Patents, the Licensed IP, or the Licensed Products.

"Licensed IP" shall have the meaning as defined in Exhibit B.

"Licensed Patents" shall mean the Patent Rights applicable to the Licensed IP.

"Licensed Products" shall mean any product or service that if made, used, provided, offered to be provided, sold, offered for sale or imported would infringe (but for the License Agreement) a Valid Claim of the Licensed Patents, or that otherwise uses or incorporates the Licensed IP.

"Milestone Event" shall have the meaning as defined in Section 4.1.

"Milestone Payment" shall have the meaning as defined in Section 4.1.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

"NDA" shall mean a New Drug Application, or similar application for marketing approval of a Product for use in the Field submitted to the FDA, or its foreign equivalent in Canada, the EU or elsewhere.

"Net Sales" shall mean, with respect to any Therapeutic-Related Licensed Product, the gross sales price of such Therapeutic-Related Licensed Product invoiced by Licensee or its Affiliates to customers who are not Affiliates (or are Affiliates but are the end users of such Therapeutic-Related Licensed Product) less, to the extent actually paid or accrued by License or its Affiliate (as applicable), (a) reasonable credits, allowances, discounts and rebates to, and chargebacks from the account of, such customers for nonconforming, damaged, out-dated and returned Therapeutic-Related Licensed Product; (b) freight and insurance costs incurred by License or its Affiliate (as applicable) in transporting such Therapeutic-Related Licensed Product to such customers; (c) reasonable cash, quantity and trade discounts, rebates and other price reductions for such Therapeutic-Related Licensed Product given to such customers under price reduction programs; (d) sales, use, value-added and other direct taxes incurred on the sale of such Therapeutic-Related Licensed Product to such customers; (e) customs duties, tariffs, surcharges and other governmental charges incurred in exporting or importing such Therapeutic-Related Licensed Product to such customers; and (f) a reasonable allowance for uncollectible or bad debts determined in accordance with generally accepted accounting principles.

"Party" shall mean either VistaGen or UHN; and "Parties" shall mean both VistaGen and UHN.

"Patent Rights" shall mean (a) all patents and patent applications worldwide describing the Licensed IP listed on Exhibit B hereto, (b) all divisions, continuations, continuations-in-part, that claim priority to, or common priority with, the patent applications listed in clause (a) above or the patent applications that resulted in the patents described in clause (a) above, and (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including utility, model and design patents and certificates of invention, together with any reissues, renewals, extensions or additions thereto worldwide.

"Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

"Phase I Clinical Trial" shall mean a human clinical trial that is intended to initially evaluate the safety and/or pharmacological effect of a Product in subjects or that would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(a), or its foreign equivalent in Canada, the EU or elsewhere.

"Phase II Clinical Trial" shall mean a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(b), or its foreign equivalent in Canada, the EU or elsewhere.

"Phase III Clinical Trial" shall mean a human clinical trial in any country, the results of which could be used to establish safety and efficacy of a Product as a basis for an NDA or would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(c), or its foreign equivalent in Canada, the EU or elsewhere.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

"Revenues" shall mean (i)Net Sales of Therapeutic-Related Licensed Product(s) sold by Licensee and its Affiliates, (ii) Sublicensing Consideration received by Licensee and its Affiliates from Sublicense Agreements, and (iii) Service Sales in respect of Service-Related Licensed Produces).

"Service-Related Licensed Product" shall mean a Licensed Product (i) that is used in and/or for the provision of a research, development or other service to a third party, or (ii) for use in, or as part of, a diagnostic kit or service.

"Service Sales" shall mean, with respect to any Service-Related Licensed Product, the gross amount of monies received for, associated with, or in respect of Service-Related Licensed Product(s) invoiced by Licensee or its Affiliates to customers or otherwise to third parties who are not Affiliates (or are Affiliates but are the end users, beneficiaries, or otherwise recipients of such Service-Related Licensed Product(s)).

"Sublicense Agreement" shall mean any agreement or commitment pursuant to which any of the rights of Licensee under this Agreement are sublicensed or otherwise extended, granted or given to a Third Party (a Sublicensee).

"Sublicensee" shall mean any Third Party to whom Licensee (or its Affiliates) grants rights to use some of Licensee's rights under this Agreement.

"Sublicensing Consideration" shall mean the aggregate consideration received by Licensee or its Affiliates in consideration for granting sublicense rights to a Sublicensee under the Licensed IP, including without limitation license fees, milestone fees, minimum royalties, and earned royalties, but excluding (a) amounts received to fund or reimburse Licensee's or its Affiliates' cost to perform research, development or similar services specifically and directly associated with Licensed Products, (b) amounts received in reimbursement of Licensed IP patent or other Licensed IP-related out-of-pocket expenses specifically and directly associated with Licensed Products; and (c) amounts received in consideration for the sale of any debt or securities of Licensee or its Affiliates.

"Therapeutic-Related Licensed Product" shall mean a Licensed Product that forms a constituent part of a therapeutic agent for use in human medical or veterinary purposes.

"Third Party" shall mean any Person other than Licensor, Licensee and their respective Affiliates.

"Valid Claim" shall mean a claim of an issued and unexpired patent included within the Licensed Patent, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

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Exclusive License and Sublicense Agreement

EXHIBIT B

LICENSED IP

    Licensed IP shall mean all inventions described in U.S. Provisional Patent Application Serial No. 61/377,665 and International Patent Application Serial No. PCT/CA2011/000965 and any application for Letters Patent claiming priority thereto and/or disclosing inventions disclosed therein, and in and to any Letters Patent or Patents in the United States of America and all foreign countries which may be granted therefor and thereon, and in and to any and all conversions, divisions, continuations and continuations-in-part of said application, or reissues or extensions of said Letters Patent or Patents, and all rights under the International Convention for the Protection of Industrial Property.

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Exclusive License and Sublicense Agreement

EXHIBIT C THIRD PARTY LICENSE RIGHTS

[TO BE COMPLETED, IF APPLICABLE]

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

SCHEDULE B

LICENSE AGREEMENT NUMBER TWO

(See attached)

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Exclusive License and Sublicense Agreement

LICENSE AGREEMENT

dated as of 22 December 2014

between

UNIVERSITY HEALTH NETWORK,

(as "Licensor")

and

VISTAGEN THERAPEUTICS, INC.

(as "Licensee"}

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1. DEFINITIONS

2.  REPRESENTATIONS AND WARRANTIES
2.1.  Mutual Representations and Warranties
2.2.  Licensor Representations and Warranties

3.  LICENSE GRANT
3.1.  Licensed IP
3.2.  Availability of the Licensed IP
3.3.  Reserved Right

4.  FINANCIAL CONSIDERATIONS
4.1.  Development-Based Milestone Payments
4.2.  Licensing Fees and Royalties

5.  ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING
5.1.  Royalty Reports
5.2.  Payment Terms
5.3.  Audits

6.  RESEARCH AND DEVELOPMENTOBLIGATIONS

6.1.  Research and Development Efforts
6.2.  R&D Plan
6.3   Records
6.4   Reports

7. CONFIDENTIALITY
7.1  Confidential lnformation
7.2  Terms of this Agreement

8. PATENTS
8.1.  Patent Prosecution and Maintenance
8.2.  Notification of Infringement
8.3.  Enforcement of Patent Rights
8.4.  Cooperation

9.  TERMINATION
9.1.  Expiration
9.2.  Termination by Mutual Consent
9.3.  Termination by Licensee
9.4.  Termination for Cause
9.5.  Termination Upon Licensee Insolvency
9.6.  Effect of Expiration or Termlnation

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(continued)

10. INDEMNIFICATION
10.1.  Indemnification
10.2.  Procedure
10.3.  lnsurance

11.  FORCE MAJEURE

12.  GENERAL PROVISIONS
12.1.  Notices
12.2.  Further Representations, Warranties & Liability
12.3.  Dispute Resolution
12.4.  Assignment
12.5.  Waivers and Amendments
12.6.  Entire Agreement
12.7.  Severability
12.8.  Waiver
12.9.  Counterparts

EXHIBITS

EXHITIB A DEFINITIONS

EXIBIT B LICENSED IP

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Exclusive License and Sublicense Agreement

LICENSE AGREEMENT

THIS LICENSE AGREEMENT NUMBER 4 (this "Agreement") is dated as of 22 December 2014 (the "Effective Date"), and is entered into by and between (i) University Health Network, an Ontario corporation, incorporated under the Toronto Hospital Act 1997 ("Licensor"), having a principal office at 190 Elizabeth Street, R. Fraser Elliott Building - Room 15-417, Toronto, Ontario MSG 2C4, Canada, and
(ii)  VistaGen Therapeutics, Inc., a California corporation ("Licensee"), having a place of business at 343 Allerton Ave, South San Francisco, CA 94080.

WHEREAS, Licensor owns or has rights in the licensed IP (as defined in Exhibit B).

WHEREAS, Licensee desires to obtain an exclusive license under Licensor's rights in the Technology on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.  DEFINITIONS

For purposes of this Agreement, the terms defined in Exhibit A shall have the defined meanings set forth in Exhibit A. Unless otherwise noted, all dollar amounts are quoted in US dollars.

2.  REPRESENTATIONS AND WARRANTIES

2.1.  Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:

2.1.1.  Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state, province or country in which it is incorporated.

2.1.2.  Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

2.1.3.  All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such Party in connection with entering into this this Agreement have been obtained.

2.1.4.  The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of It.

2.2.  Licensor Representations and Warranties. Licensor hereby represents and warrants to Licensee that, as of the Effective Date, Licensor, to the best of Its knowledge, (a) is the sole owner of the Licensed IP, and (b) other than as noted in Exhibit C, has not granted to any Third Party any license or other interest In the Licensed IP, and (c) is not aware of any Third Party patent, patent application or other intellectual property rights (other than any inventions identified as prior art in the patents or patent applications licensed to Licensee hereunder) that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in the Licensed IP, or (ii) by making, using or selling Licensed Products (but only to the extent that the making, using or selling of Licensed Products is covered by Licensed IP)1 and {d) is not aware of any infringement or misappropriation by a Third Party of the Licensed IP. Notwithstandingthe foregoing, Licensor is under no duty, obligation or requirement to perform or conduct any legal inquiry or other search, analyses or assessment pertaining to patentability, validity, infringement and/or legal status in respect of any Licensed IP and Licensed Patents.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

3. LICENSE GRANT

3.1.  Licensed IP. Subject to Section 3.3, Licensor hereby grants to Licensee an exclusive license (with the right to grant sublicenses through multiple tiers) under the Licensed IP to conduct research and to develop, make, have made, use, offer for sale, sell and import Licensed Products, worldwide and.for all fields of use. Licensee shall promptly provide to Licensor a copy of any Sublicense Agreement. The grant of any such Sublicense Agreement will not relieve Licensee of its obligations under this Agreement.

3.2.  Availability of the Licensed IP. Within ten (10) days of the Effective Date, Licensor shall provide Licensee with a copy of all information and documents available to Licensor relating to the filing and prosecution of patent applications encompassing the Licensed IP.

3.3.  Reserved Right. Licensor reserves and retains the non-exclusive, sublicenseable right to use the Licensed IP for non-commercial research purposes and/or academic educational purposes, without any financial obligation to Licensee for so using the Licensed IP.

4.  FINANCIAL CONSIDERATIONS

4.1.  Development Based Milestone Payments. At such time as Licensee (or its Affiliates or Sublicensees} achieve a Milestone Event as described below for a specific Licensed Product, Licensee shall pay to Licensor the Milestone Payment specified below. The specified milestone payment shall be made within thirty (30) days after the occurrence of the Milestone Event.

	A. "Milestone Event" for Therapeutic-Related Licensed Product *	"Milestone Payment" (US$)
(1)	Acceptance by FDA (first country) of filing of IND	$150,000
(2)	First patient enrolled for Phase II Clinical Trial	$250,000
(3)	First patient enrolled for Phase Ill Clinical Trial	$1,500,000
(4)	FDA (first country) Final Approval of NOA for	$2,000,000
	Licensed Product

	B. "Milestone Event" for Service-Related Milestone Licensed Product	"Milestone Payment" (US$)
(1)	First anniversary of execution of an agreement in respect of (in whole or in part) a Service-Related Licensed Product.	$50,000

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

For the purpose of this Section 4.1 "Final Approval" shall mean approval by the FDA for marketing a Therapeutic-Related Licensed Product that is not conditioned on any other event (or if an approval is conditioned upon an event, then the occurrence of that event), provided, however, such other events shall specifically not include FDA requirements to conduct post marketing studies and any requirement for such post marketing studies shall not be deemed to delay the Final Approval.

* Once a Milestone Payment has been made for a specific Licensed Product, if there are later modifications, improvements, reformulations, combinations, or other changes using the same molecule which constitutes said Licensed Product (i.e., a "Related Product"), then no duplicate Milestone Payment will be owed when that Related Product achieves the same Milestone Event for which the Milestone Payment was previously made for said specific Licensed Product. Similarly, if there is a failure in product development, resulting in the substitution or replacement of the failed molecule with a new molecule, to the extent that a Milestone Event had previously been achieved by the failed molecule and the corresponding Milestone Payment paid, then no duplicate Milestone Payment will be owed when the new molecule achieves the same Milestone Event for which the Milestone Payment was previously made for the failed molecule.

** But not more than 10% of the annual revenues received from said agreement, continuing annually until the cumulative aggregate of said 10% payments reach $50,000.

4.2.  Licensing Fees and Royalties.

4.2.1.  Upfront License Fee. Within six (6) months of the Effective Date, Licensee shall pay to UHN a one-time upfront non-refundable license Fee ofTwenty Five Thousand Dollars ($25,000}.

4.2.2.  Patent Reimbursement. Within six (6} months of the Effective Date, Licensee shall reimburse UHN a total of (i) $16,140.71 for patent costs related to the Licensed IP incurred by UHN prior to the Effective Date and (ii) such patent costs reasonably incurred by UHN, if any, after the Effective Date and prior to six (6) months from the Effective Date, in each case as provided under subsection 8.1below..

4.2.3.  Royalty Rate. Licensee shall pay to Licensor three percent (3%) of the first $25 million of cumulative Revenues received by Licensee or Its Affiliates, and two percent (2%) of all additional cumulative Revenues received by licensee or its Affiliates, subject to reductions pursuant to Sections 4.2.4 and 4.2.S.

4.2.4.  Third Party Royalties. If Licensee or its Affiliates Is required to pay royalties to any Third Party that are, in the opinion of an Independent patent attorney (reasonably acceptable to both parties), necessary to practice the inventions claimed in the Licensed IP, then Licensee shall have the right to credit such Third Party royalty payments against the royalties owing to Licensor under Section 4.2.3;provided. however. that the foregoing credits shall not reduce the amount of the royalties payable to Licensor under Section 4.2.3 above by more than fifty percent (50%).

4.2.5.  Combination Products. If a Product consists of (i) components that are covered by Licensor's Valid Claims, plus (ii) additional active pharmaceutical agents, or functional components reasonable necessary for formulation or delivery of the Product that are not covered by a Valid Claim, but that are covered by a valid claim of a Third Party patent, then for purposes of the royalty payments under Section 4.2.3, the Revenues shall be equitably allocated between the components covered by Licensor's Valid Claim and the components covered by the Third Party patent, with only the portion of Revenues allocated to Licensor's Valid Claims being used for purposes of the royalty calculation in Section 4.2.3 for such combination Product. To the extent the parties are unable to agree on the equitable allocation described above, any dispute shall be resolved in accordance with Section 12.3 of this Agreement. Notwithstandingthe aforementioned, the foregoing allocation shall not reduce the amount of the royalties payable to Licensor under Section 4.2.3 above by more than fifty percent (50%).

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

5. ROYALTY REPORTS. PAYMENTS, AND ACCOUNTING

5.1.  Royalty Reports. Within sixty (60) days after the end of each calendar year during the term of this Agreement following the receipt by Licensee or its Affiliates of Revenues, Licensee shall furnish to Licensor a quarterly written report showing in reasonably specific detail (a) the calculation of Revenues for such quarter; and (b) the calculation of the royalties that shall have accrued based upon such Revenues.

5.2.  Payment Terms. Royalties shown to have accrued by each royalty report provided for under Section 5.1above shall be due on the date such royalty report is due.

5.3.  Audits.

5.3.1.  Upon the written request of Licensor and not more than once in each calendar year, Licensee and its Affiliates shall permit an independent certified public accounting firm of nationally recognized standing selected by Licensor and reasonably acceptable to Licensee, at Licensor's expense, to have access during normal business hours to such of the financial records of Licensee and its Affiliates as may be reasonably necessary to verify the accuracy of the payment reports hereunder for the eight (8) calendar quarters immediately prior to the date of such request (other than records for which Licensor has already conducted an audit under this Section).

5.3.2.  If such accounting firm concludes that additional amounts were owed during the audited period, Licensee shall pay such additional amounts within thirty (30) days after the date Licensor delivers to Licensee such accounting firm's written report so concluding. The fees charged by such accounting firm shall be paid by Licensor; provided, however, if the audit discloses that the royalties paid by Licensee for such period were more than seven percent (7%) below the royalties actually due and payable for such period, then Licensee shall pay the reasonable fees and expenses charged by such accounting firm.

5.3.3.  Licensor shall cause Its accounting firm to retain all financial information subject to review under this Section 5.3 in strict confidence; provided, however, that Licensee shall have the right to require that such accounting firm, prior to conducting such audit, enter into an appropriate non-disclosure agreement with Licensee regarding such financial information. The accounting firm shall disclose to licensor only whether the reports are correct or not and the amount of any discrepancy. No other information shall be shared. Licensor shall treat all such financial information as Licensee's Confidential Information

6.  RESEARCH AND DEVELOPMENT OBLIGATIONS

6.1.  Research and Development Efforts. Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to conduct such research, development and preclinical and human clinical trials as Licensee reasonably determines are necessary or desirable to obtain regulatory approval to manufacture and market such Licensed Products as Licensee reasonably determines are commercially feasible; and Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to obtain regulatory approval to market, and following approval to commence marketing and to market each such Licensed Product as Licensee reasonably determines are commercially feasible.

6.2.  R&D Plan. Within three (3) months after the Effective Date, Licensee shall furnish to Licensor a copy of Licensee's Research and Development Plan ("R&D Plan") for Licensed Products; and a status and progress report as to Licensee's implementation of the R&D Plan shall be furnished to Licensor annually thereafter, together with an update for the R&D Plan for the next year. The parties acknowledge that the R&D Plan will represent the optimal and desired goals and timeline for development of the Licensed Products, and that there is no guarantee of achieving the goals within said timeline.

6.3.  Records. Licensee shall maintain records, in sufficient detail and in good scientific manner, which shall reflect all work done and results achieved in the performance of its research and development regarding the Licensed Products.

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Exclusive License and Sublicense Agreement

6.4. Reports. By April 1 of each calendar year during the term of this Agreement, Licensee shall prepare and deliver to Licensor a written summary report which shall describe (a) the research performed to date employing the Licensed IP, (b) the progress of the development, and testing of Licensed Products in clinical trials, and (c) the status of obtaining regulatory approvals to market Licensed Products.

7.  CONFIDENTIALITY

7.1.  Confidential Information. The reports finished by Licensee to Licensor pursuant to Sections 4, 5 and 6 shall be treated as Licensee's Confidential Information. During the term of this Agreement, and for a period of five (5) years following the expiration or earlier termination hereof, Licensor shall maintain in confidence all Confidential Information of Licensee that is disclosed to Licensor, and shall not use, disclose or grant the use of the Confidential Information except on a need to-know basis to those directors, officers, employees and agents, to the extent such disclosure isreasonably necessary in connection with exercising its rights under this Agreement.

7.2.  Terms of this Agreement. Except as otherwise required by applicable laws, Licensor and Licensee shall not disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party. Notwithstandingthe foregoing, either Party may disclose the existence of this Agreement and the general nature of the Licensed IP covered by this Agreement (without disclosing any financial terms); and Licensee may disclose the term of this Agreement to any existing or prospective investor or business associate who has a need to know, subject to a customary confidentiality agreement.

8.  PATENTS

8.1.  Patent Prosecution and Maintenance. Licensee shall have the right to control, at its sole cost, the preparation, filing, prosecution, defense in post-grant and/or post issuance administrative procedures, and maintenance of all patents and patent applications in respect of Licensed Patents in the Territory and shall be solely responsible for all prior and future costs incurred in the preparation, filing, prosecution and maintenance of such patents and patent applications from the Effective Date through the termination of this Agreement. For further clarification, Licensee shall reimburse Licensor {i) $16,140.71 for costs incurred by UHN for the preparation, filing, prosecution of Licensed IP prior to the Effective Date, pursuant to Section 4.2.2 hereof, and (ii) all reasonable costs related to the future preparation, filing, prosecution, defense in post-grant and/or post issuance administrative procedures, and maintenance of all patents and patent applications in respect of Licensed Patents, If any, incurred by UHN at Licensee's request after the Effective Date. All such applications in respect of Licensed Patents shall be filed in the name of Licensor. Licensee shall give Licensor an opportunity to review and comment on the text of each patent application subject to this Section 8.1before filing, and shall supply Licensor with a copy of such patent application as filed, together with notice of its filing date and serial number. Licensor shall cooperate with Licensee, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance.of all patents and other filings referred to in this Section 8.1. If Licensee, in its sole discretion, decides to abandon the preparation, filing, prosecution or maintenance of any patent or patent application In respect of Licensed Patents, then Licensee shall notify Licensor in writing thereof and following the date of such notice (a) Licensor shall be responsible for and shall control, at its sole cost, the preparation, filing, prosecution and maintenance of such patents and patent applications, and {b} licensee shall thereafter have no license under this Agreement to such patent or patent application.

8.2.  Notification of Infringement. Each Party shall notify the other Party of any substantial infringement known to such Party of any Licensed Patents and shall provide the other Party with the available evidence, if any, of such infringement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

8.3. Enforcement of Patent Rights. Licensee, at its sole expense, shall have the right to determine the appropriate course of action to enforce Licensed Patents or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce Licensed Patents, to defend any declaratory judgments seeking to invalidate or hold the licensed Patents unenforceable, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation, declaratory judgments or other enforcement action with respect to Licensed Patents, in each case in Licensee's own name and, if necessary for standing purposes, in the name of Licensor and shall consider, in good faith, the interests of Licensor in so doing. If Licensee does not, within six (6) months after receipt of notice from Licensor take reasonable steps to abate the infringement or file suit to enforce the Licensed Patents against at least one infringing Party, Licensor shall have the right to take whatever action it deems appropriate to enforce the Licensed Patents; provided, however, that, within thirty (30) days after receipt of notice of Licensor's Intent to file such suit, Licensee shall have the right to jointly prosecute such suit and to fund up to one-half(*) the costs of such suit. The Party controlling any such joint enforcement action shall not settle the action or otherwise consent to an adverse Judgment in such joint action that diminishes the rights or interests of the non-controlling Party without the prior written consent of the other Party. All monies recovered upon the final Judgment or settlement of any such suit to enforce the Licensed Patents shall be shared In relation to the damages (including attorneys' fees and expenses for the enforcement action) incurred by each Party as a result of such infringement; and such recovery shall not be treated as Revenues for purposes of Section 4.2.1. Notwithstanding the foregoing, to the extent any part of the recovery includes a reasonable royalty payable to Licensee, such royalty amounts shall be deemed Revenue on which Licensee will pay a royalty to Licensor in accordance with Section 4.2.1.

8.4.  Cooperation. In any suit to enforce and/or defend the Licensed Patents pursuant to this Section 8, the Party not in control of such suit shall, at the request and expense of the controlling Party, reasonably cooperate and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

9.  TERMINATION

9.1.  Expiration. Subject to Sections 9.3 and 9.4 below, this Agreement shall expire on the expiration of Licensee's obligation to make payments to Licensor under Section 4 above. The license grant under Section 3.1shall be effective at all times prior to such expiration.

9.2.  Termination by Mutual Consent. The Parties may terminate this Agreement at any time by mutual consent, which consent shall be evidenced by a written agreement or other such documentation duly executed by both Parties.

9.3.  Termination by Licensee. Licensee may terminate this Agreement, in its sole discretion, upon thirty (30) days prior written notice to Licensor, provided, however, Licensee shall remain liable for any payments accrued under this Agreement prior to the date of termination.

9.4.  Termination for Cause. Except as otherwise provided in Section 11, Licensor may terminate this Agreement upon or after the breach of any material provision of this Agreement by Licensee, if Licensee has not cured such breach within ninety (90) days after receipt of express written notice thereof by Licensor; provided, however, if any default is not capable of being cured within such ninety (90) day period and Licensee is diHgently undertaking to cure such default as soon as commercially feasible thereafter under the circumstances, Licensor shall have no right to terminate this Agreement.

9.5.  Termination Upon Licensee Insolvency. This Agreement shall terminate at least one day prior to the occurrence of any of the following events: (i) the Licensee files a voluntary petition in bankruptcy or insolvency or shall petition for reorganization under the bankruptcy law, or makes a general assignment for the benefit of creditors, or otherwise acknowledges insolvency or is adjudged bankrupt; (ii) the Licensee consents to an involuntary petition in bankruptcy or if a receiving order is given against it under any applicable bankruptcy/insolvency law in a jurisdiction; (iii) the appointment of a receiver or other similar representative for the Licensee by a court of competent jurisdiction; or (iv) Licensee fails to carry on business in the normal course.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.6. Effect of Expiration or Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 1, 2, 5, 7, 9.1, 9.6, 10 and 12 shall survive the expiration or termination of this Agreement. Upon any termination of this Agreement, Licensor shall grant a direct license to any sublicense of Licensee hereunder having the same scope as such subllcense and on terms and conditions no less favorable to such Sublicensee than the terms and conditions of this Agreement, provided that such Sublicensee is not in default of any applicable obligations under this Agreement and agrees in writing to be bound by the terms and conditions of such direct license. Upon any termination of this Agreement, for a period of six (6) months thereafter, Licensee (and its Affiliates and Sublicensees) shall continue to be entitled to finish production of any Products which were in process at the time of termination, and Licensee (and its Affiliates and Sublicensees) shall be entitled to sell all Products which were in inventory or in process at the time of termination, so long as licensee (and its Affiliates and Sublicensees) continues to make the reports and pay the scheduled royalties for said sales as set forth In this Agreement.

10.  INDEMNIFICATION

10.1.  Indemnification. Licensee shall defend, indemnify and hold Licensor (which for purposes of clarity, is recognized to include, without limitation, its directors, officers, employees, research trainees, students and agents) harmless from all losses, liabilities, damages and expenses (including attorneys' fees and costs) incurred as a result of any claim, demand, action or proceeding arising out of any breach of this Agreement by Licensee, any damages or personal injury resulting from the use, application of, distribution, sale or other exploitation of the Licensed IP, Licensed Patents and the Licensed Product by Licensee, its Affiliates or Sublicensees, or the gross negligence or willful misconduct of Licensee In the performance of its obligations under this Agreement, except in each case to the extent arising from the gross negligence or willful misconduct of Licensor or the breach of this Agreement by Licensor.

10.2.  Procedure. Licensor promptly shall notify Licensee of any liability or action in respect of which Licensor intends to claim such indemnification, and Licensee shall have the right to assume the defense thereof with counsel selected by licensee. The indemnity agreement in this Section 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Licensee, which consent shall not be withheld unreasonably. The failure to deliver notice to Licensee within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Licensee of any liability to Licensor under this Section 10, but the omission so to deliver notice to Licensee will not relieve it of any liability that it may have to Licensor otherwise than under this
Section 10. Licensor under this Section 10, its employees and agents, shall cooperate fully with Licensee and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification.

10.3.  Insurance. During the term of this Agreement, Licensee shall maintain at its own expense:

10.3.1.  Comprehensive general liability insurance for claims for damages arising from bodily injury (including death) and property damages caused by, or arising out of, acts or omissions of its employees, in such amounts as are customary and reasonable in the Licensee's industry.

10.3.2.  Product liability insurance in such amounts as are customary and reasonable in the Licensee's industry.

10.3.3.  Maintenance of such insurance coverage shall not relieve Licensee of any responsibility under this Agreement for damage In excess of the insurance limits.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

11. FORCE MAJEURE

Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from Force Majeure events.

12.  GENERAL PROVISIONS

12.1.  Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one Party to the other Party shall be in writing, delivered by any available means to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to Licensor:

Director
University Health Network
Office ofTechnology Development & Commercialization MaRS Centre, Heritage Building
101College Street, Suite 150 Toronto, Ontario
Canada MSG 1L7

If to Licensee:

Chief Executive Officer
VistaGen Therapeutics, Inc.
343 Allerton Ave
South San Francisco, CA 94080

With Copy to:

Reid Adler, Esq.
Law Offices of Reid Adler 4800 Hampden Lane
Suite 200
Bethesda, MD 20814

12.2.  Further Representations, Warranties & Liability.

(a)           Licensee represents and warrants to Licensor that Licensee has the power to enter into this Agreement and to perform Its obligations, and that Licensee has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensee.

{b)           Licensor represents and warrants to Licensee that Licensor has the power to enter into this Agreement and to perform its obligations, and that Licensor has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensor.

(c)           EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, LICENSOR MAKES NO CONDITIONS, WARRANTEES, UNDERTAKINGS OF ANY KIND, INCLUDING WITHOUT LIMITATION, THE ORIGINALITY OR ACCURACY OR PATENTABILITY OR VALIDITY OR NONINFRINGEMENT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF, THIS AGREEMENT OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT($) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

{d)           LICENSOR SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES SUFFERED BY LICENSEE (AND ITS AFFILIATE(S) AND SUBLICENSEES) OR ANY OTHERS RESULTING FROM THE USE OF THE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT. THE ENTIRE RISK AS TO THE DESIGN, DEVELOPMENT, USE, EXPLOITATION, MANUFACTURE, SALE OR OTHER DISPOSITION AND PERFORMANCE IN RESPECT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT IS ASSUMED BY LICENSEE.

12.3.  Dispute Resolution.

(a)  The Parties agree to use reasonable best efforts to amicably resolve among themselves any dispute arising out of this Agreement.

(b)  If the Parties are unable to resolve the dispute under Section 8.S(a), the dispute shall be referred to the Vice President, Research of Licensor or the Vice President's designate and the designate of Licensee for their discussion and resolution. The Parties may agree to mediation of the dispute (procedural details and process to be determined by the Parties).

(c)  Any dispute which cannot be amicably settled by the Parties as provided in Sections 8.S(a) and (b} shall be submitted to arbitration in accordance with the provisions of the (Ontario) Arbitration Act, 1991, S.O. 1991, c.17, as amended from time to time. The arbitration will take place in the city of Toronto (Ontario, Canada).

(d)  Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the mediator(s) or arbitrator(s) hereunder, or pending the mediator(s)' or arbitrator{s)' determination of any dispute, controversy or claim hereunder.

12.4.  Assignment. Licensee shall not assign its rights or obligations under this Agreement without the prior written consent of Licensor; provided. however. that Licensee may, without such consent, assign this Agreement and Its rights and obligations hereunder (a) to any Affiliate, or {b) in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event,of its merger, consolidation, change in control or similar transaction. Notwithstanding the aforementioned, Licensee shall remain responsible for the performance of all obligations under this Agreement (including, without limitation. the payment of royalties to Licensor).

12.5.  Waivers and Amendments. No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

12.6.  Entire Agreement. This Agreement embodies the entire agreement between the parties and supersedes any prior representations, understandings and agreements between the parties regarding the subject matter hereof. There are no representations, understandings or agreements, oral or written, between the parties regarding the subject matter hereof that are not fully expressed herein.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

12.7. Severability. Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the terms of this Agreement in any other jurisdiction.

12.8.  Waiver. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

12.9.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Evidence of the execution and delivery of this Agreement may be by a telecopy transmission to a Party of the other Party's signed copy of this Agreement.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

        IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

LICENSOR: University of Health Network

By:

Name:/s/ Christopher J. Paige
Christopher J. Paige, PhD
Title: Vice President, Research

LICENSEE: VistaGen Therapeutics, Inc.

Name:/s/  Shawn K. Singh
Shawn K. Singh, JD
Title: Chief Executive Officer

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

EXHIBIT A

DEFINITIONS

"Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

"Confidential Information" shall mean, with respect to a Party, all information (and all tangible and intangible embodiments thereof), that is owned or controlled by such Party, is disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, and (if disclosed in writing or other tangible medium) is marked or identified as confidential at the time of disclosure to the receiving Party or (if otherwise disclosed) is identified as confidential at the time of disclosure to the receiving Party and described as such in writing within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information of a Party shall not include information which, and only to the extent the receiving Party can establish by written documentation, (a) has been generally known prior to disclosure of such information by the disclosing Party to the receiving Party; (b) has become generally known, without the fault of the receiving Party, subsequent to disclosure of such information by the disclosing Party to the receiving Party; (c) has been received by the receiving Party at any time from a source other than the disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving Party free of confidentiallty obligations prior to disclosure of such information by the disclosing Party to the receiving Party; or
 (e) has been independently developed by employees or others on behalf of the receiving Party without use of such information disclosed by the disclosing Party to the receiving Party (each of the aforementioned (a) to (e) a "Confidentiality Exception").

"Effective Date" shall have the meaning set forth in the preamble to this Agreement.

"FDA" shall mean the Food and Drug Administration of the United States, or the successor thereto, or its foreign equivalent in Canada, the EU or elsewhere.

"Force Maieure" means an event or circumstance arising outside of the reasonable control of a party, such as any act of God, flood, natural disaster, embargo, acts of civil or military authorities, terrorism, labor strikes, governmental embargos, and governmental orders.

"IND" shall mean an investigational new drug application or similar application which is required to be filed with the FDA prior to commencing a clinical investigation of a drug pursuant to (US) 21 C.F.R. 312, or its foreign equivalent in Canada, the EU or elsewhere.

"Intellectual Property'' or "IP'' shall mean all inventions (whether or not patentable), discoveries, trade secrets, Confidential Information, Know-How, data, technology, formulae, methods, processes, protocols, techniques, compositions, and other protectable intangible rights, together with all related Patent Rights, copyrights, trade secret rights, and other legally enforceable rights.

"Know-How' shall mean all trade secrets, know-how, data, Information, compositions and other technology (including, but not limited to, formulae, procedures, protocols, techniques and results of experimentation and testing) which are necessary or useful to make, use, develop, sell or seek regulatory approval to market a composition, or to practice any method or process, at any time claimed  or disclosed in any issued patent or pending patent application directly and specifically applicable to the Licensed Patents, the Licensed IP, or the Licensed Products.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

"Licensed IP" shall have the meaning as defined in Exhibit B.

"Licensed Patents" shall mean the Patent Rights applicable to the Licensed IP.

uucensed Product(s)" shall mean any product or service that if made, used, provided, offered to be provided, sold, offered for sale or imported would infringe (but for the License Agreement) a Valid Claim of the Licensed Patents, or that otherwise uses or incorporates the Licensed IP.

"Milestone Event" shall have the meaning as defined in Section 4.1. "Milestone Payment" shall have the meaning as defined in Section 4.1.

"NDA" shall mean a New Drug Application, or similar application for marketing approval of a Product for use in the Field submitted to the FDA, or its foreign equivalent in Cqnada, the EU or elsewhere.

"Net Sales" shall mean, with respect to any Therapeutic-Related Licensed Product, the gross sales price of such Therapeutic-Related Licensed Product invoiced by Licensee or its Affiliates to customers who are not Affiliates (or are Affiliates but are the end users of such Therapeutic-Related Licensed Product) less, to the extent actually paid or accrued by License or its Affiliate (as applicable), (a) reasonable credits, allowances, discounts and rebates to, and chargebacks from the account of, such customers for nonconforming, damaged, out-dated and returned Therapeutic-Related Licensed Product; (b) freight and insurance costs incurred by License or its Affiliate (as applicable) in transporting such Therapeutic Related Licensed Product to such customers; (c) reasonable cash, quantity and trade discounts, rebates and other price reductions for such Therapeutic-Related Licensed Product given to such customers under price reduction programs; (d) sales, use, value-added and other direct taxes incurred on the sale of such Therapeutic-Related Licensed Product to such customers; (e) customs duties, tariffs, surcharges and other governmental charges incurred in exporting or importing such Therapeutic-Related Licensed Product to such customers; and (f) a reasonable allowance for uncollectible or bad debts determined in accordance with generally accepted accounting principles.

"Party" shall mean either VistaGen or UHN; and "Parties" shall mean both VistaGen and UHN.

"Patent Rights" shall mean (a) all patents and patent applications worldwide describing the Licensed IP listed on Exhibit B hereto, (b} all divisions, continuations, continuations-in-part, that claim priority to, or common priority with, the patent applications listed in clause (a) above or the patent applications that resulted in the patents described in clause (a} above, and (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including utility, model and design patents and certificates of invention, together with any reissues, renewals, extensions or additions thereto worldwide.

"Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

"Phase I Clinical Trial" shall mean a human clinical trial that is intended to initially evaluate the safety and/or pharmacological effect of a Product In subjects or that would otherwise satisfy requirements of (US) 21C.F.R. 312.21(a), or its foreign equivalent in Canada, the EU or elsewhere.

"Phase II Clinical Trial" shall mean a human clinical trial In any country that is intended to initially evaluate the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or would otherwise satisfy requirements of {US) 21 C.F.R. 312.21(b), or its foreign equivalent in Canada, the EU or elsewhere.

"Phase Ill Clinical Trial" shall mean a human clinical trial in any country, the results of which could be used to establish safety and efficacy of a Product as a basis for .an NOA or would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(c), or its foreign equivalent in Canada, the EU or elsewhere.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

"Revenues" shall mean (i) Net Sales on a country-by-country basis of Therapeutic-Related Licensed Product(s) sold by Licensee and its Affiliates on a country-by-country basis, (ii) Sublicensing Consideration received by Licensee and its Affiliates from Sublicense Agreements, and (iii) Service Sales on a country-by-country basis in respect of Service-Related Licensed Product(s).

"Service-Related Licensed Product" shall mean a Licensed Product (i) that is used in and/or for the provision of a research, development or other se,rvice to a third party, or (ii) for use in, or as part of, a diagnostic kit or service.

"Service Sales" shall mean, with respect to any Service-Related Licensed Product, the gross amount of monies received for, associated with, or in respect of Service-Related Licensed Product(s) invoiced by Licensee or its Affiliates to customers or otherwise to third parties who are not Affiliates (or are Affiliates but are the end users, beneficiaries, or otherwise recipients of such Service-Related Licensed Product(s)) less, to the extent actually paid or accrued by License or its Affiliate (as applicable), (a) reasonable credits, allowances, discounts and rebates to, and chargebacks from the account of, such customers for nonconforming, damaged, out-dated and returned Service-Related Licensed Product;

(b) freight and insurance costs incurred by License or its Affiliate (as applicable) in transporting such Service-Related Licensed Product to such customers; (c) reasonable cash, quantity and trade discounts, rebates and other price reductions for such Service-Related Licensed Product given to such customers under price reduction programs; (d) sales, use, value-added and other direct taxes incurred on the sale of such Service-Related Licensed Product to such customers; (e) customs duties, tariffs, surcharges and other governmental charges incurred in exporting or importing such Service-Related Licensed Product to such customers; and (f) a reasonable allowance for uncollectible or bad debts determined in accordance with generally accepted accounting principles.

"Sublicense Agreement" shall mean any agreement or commitment pursuant to which any of the rights of Licensee under this Agreement are sublicensed or otherwise extended, granted or given to a Third Party (a Sublicensee).

"Sublicensee" shall mean any Third Party to whom Licensee (or its Affiliates) grants rights to use some of Licensee's rights under this Agreement.

"Sublicensing Consideration" shall mean the aggregate consideration received by Licensee or its Affiliates in consideration for granting sublicense rights to a Sublicensee under the Licensed IP, including without limitation license fees, milestone fees, minimum royalties, and earned royalties, but excluding  (a) amounts received to fund or reimburse Licensee's or its Affiliates' cost to perform research, development or similar services specifically and directly associated with Licensed Products, (b) amounts received in reimbursement of Licensed IP patent or other Licensed IP-related out-of-pocket expenses specifically and directly associated with Licensed Products; and (c) amounts received in consideration for the sale of any debt or securities of Licensee or its Affiliates.  "Therapeutic-Related Licensed Product" shall mean a Licensed Product that forms a constituent part of a therapeutic agent for use in human medical or veterinary purposes.

"Third Party" shall mean any Person other than Licensor, Licensee and their respective Affiliates.

"Valid Claim" shall mean a claim of an issued and unexpired patent included within the Licensed Patent, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

EXHIBITS

LICENSED IP

[*****].

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

SCHEDULE C

LICENSE AGREEMENT NUMBER THREE

(See attached)

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement
SCHEDULE C

LICENSE AGREEMENT

dated as of December 9, 2016

between

UNIVERSITY HEALTH NETWORK,
 (as “Licensor”)

and

VISTAGEN THERAPEUTICS, INC.
(as “Licensee”)

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.
DEFINITIONS

2.
REPRESENTATIONS AND WARRANTIES

2.1
Mutual Representations and Warranties
2.2
Licensor Representations and Warranties

3.
LICENSE GRANT

3.1
Licensed IP
3.2
Availability of the Licensed IP
3.3
Reserved Right

4.
FINANCIAL CONSIDERATIONS

4.1
Development-Based Milestone Payments
4.2
Licensing Fees and Royalties

5.
ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

5.1
Royalty Reports
5.2
Payment Terms
5.3
Audits

6.
RESEARCH AND DEVELOPMENT OBLIGATIONS

6.1
Research and Development Efforts
6.2
R&D Plan
6.3
Records
6.4
Reports

7.
CONFIDENTIALITY

7.1
Confidential Information
7.2
Terms of this Agreement

8.
PATENTS

8.1
Patent Prosecution and Maintenance
8.2
Notification of Infringement
8.3
Enforcement of Patent Rights
8.4
Cooperation

9.
TERMINATION

9.1
Expiration
9.2
Termination by Mutual Consent
9.3
Termination by Licensee
9.4
Termination for Cause
9.5
Termination Upon Licensee Insolvency
9.6
Effect of Expiration or Termination

*****
VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(continued)

10.
INDEMNIFICATION

10.1
Indemnification
10.2
Procedure
10.3
Insurance

11.
FORCE MAJEURE

12.
General Provisions

12.1
Notices
12.2
Further Representations, Warranties & Liability
12.3
Dispute Resolution.
12.4
Assignment
12.5
Waivers and Amendments
12.6
Entire Agreement
12.7
Severability
12.8
Waiver
12.9
Counterparts

EXHIBITS
EXHITIB A DEFINITIONS
EXIBIT B LICENSED IP

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

LICENSE AGREEMENT

THIS LICENSE AGREEMENT NUMBER 5 (this “Agreement”) is dated as of December 9, 2016 (the “Effective Date”), and is entered into by and between (i) University Health Network, an Ontario corporation, incorporated under the University Health Network Act 1997 (“Licensor”), having a business office at MaRS Centre (Heritage Building), 101 College Street, Suite 150, Toronto, Ontario M5G 1L7, Canada, and (ii) VistaGen Therapeutics, Inc., a California corporation (“Licensee”), having a place of business at 343 Allerton Ave, South San Francisco, CA 94080.

WHEREAS, Licensor owns or has rights in the Licensed IP (as defined in Exhibit B).

WHEREAS, Licensee desires to obtain an exclusive license under Licensor’s rights in the Technology on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.           DEFINITIONS

For purposes of this Agreement, the terms defined in Exhibit A shall have the defined meanings set forth in Exhibit A. Unless otherwise noted, all dollar amounts are quoted in US dollars.

2.           REPRESENTATIONS AND WARRANTIES

2.1          Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:

2.1.1           Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state, province or country in which it is incorporated.

2.1.2           Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

2.1.3           All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such Party in connection with entering into this this Agreement have been obtained.

2.1.4           The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

2.2          Licensor Representations and Warranties. Licensor hereby represents and warrants to Licensee that, as of the Effective Date, Licensor, to the best of its knowledge, (a) is the sole owner of the Licensed IP, and (b) other than as noted in Exhibit C, has not granted to any Third Party any license or other interest in the Licensed IP, and (c) is not aware of any Third Party patent, patent application or other intellectual property rights (other than any inventions identified as prior art in the patents or patent applications licensed to Licensee hereunder) that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in the Licensed IP, or (ii) by making, using or selling Licensed Products (but only to the extent that the making, using or selling of Licensed Products is covered by Licensed IP), and (d) is not aware of any infringement or misappropriation by a Third Party of the Licensed IP. Notwithstanding the foregoing, Licensor is under no duty , obligation or requirement to perform or conduct any legal inquiry or other search, analyses or assessment pertaining to patentability, validity, infringement and/or legal status in respect of any Licensed IP and Licensed Patents.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

3.           LICENSE GRANT

3.1          Licensed IP. Subject to Section 3.3, Licensor hereby grants to Licensee an exclusive license (with the right to grant sublicenses through multiple tiers) under the Licensed IP to conduct research and to develop, make, have made, use, offer for sale, sell and import Licensed Products, worldwide and for all fields of use. Licensee shall promptly provide to Licensor a copy of any Sublicense Agreement. The grant of any such Sublicense Agreement will not relieve Licensee of its obligations under this Agreement.

3.2          Availability of the Licensed IP. Within ten (10) days of the Effective Date, Licensor shall provide Licensee with a copy of all information and documents available to Licensor relating to the filing and prosecution of patent applications encompassing the Licensed IP.

3.3          Reserved Right. Licensor reserves and retains the non-exclusive, sublicenseable right to use the Licensed IP for non-commercial research purposes and/or academic educational purposes, without any financial obligation to Licensee for so using the Licensed IP.

4.           FINANCIAL CONSIDERATIONS

4.1          Development-Based Milestone Payments. At such time as Licensee (or its Affiliates or Sublicensees) achieve a Milestone Event as described below for a specific Licensed Product, Licensee shall pay to Licensor the Milestone Payment specified below. The specified milestone payment shall be made within thirty (30) days after the occurrence of the Milestone Event.

A.		“Milestone Event” for Therapeutic-Related Licensed Product *	“Milestone Payment” (US$)
	(1)	Acceptance by FDA (first country) of filing of IND	$150,000
	(2)	First patient enrolled for Phase II Clinical Trial	$250,000
	(3)	First patient enrolled for Phase III Clinical Trial	$1,500,000
	(4)	FDA (first country) Final Approval of NDA for Licensed Product	$2,000,000
B.		“Milestone Event” for Service-Related Licensed Product	“Milestone Payment” (US$)
	(1)	First anniversary of execution of an agreement in respect of (in whole or in part) a Service-Related Licensed Product.	$50,000 **
For the purpose of this Section 4.1 “Final Approval” shall mean approval by the FDA for marketing a Therapeutic-Related Licensed Product that is not conditioned on any other event (or if an approval is conditioned upon an event, then the occurrence of that event), provided, however, such other events shall specifically not include FDA requirements to conduct post marketing studies and any requirement for such post marketing studies shall not be deemed to delay the Final Approval.

* Once a Milestone Payment has been made for a specific Licensed Product, if there are later modifications, improvements, reformulations, combinations, or other changes using the same molecule which constitutes said Licensed Product (i.e., a “Related Product”), then no duplicate Milestone Payment will be owed when that Related Product achieves the same Milestone Event for which the Milestone Payment was previously made for said specific Licensed Product. Similarly, if there is a failure in product development, resulting in the substitution or replacement of the failed molecule with a new molecule, to the extent that a Milestone Event had previously been achieved by the failed molecule and the corresponding Milestone Payment paid, then no duplicate Milestone Payment will be owed when the new molecule achieves the same Milestone Event for which the Milestone Payment was previously made for the failed molecule.

** But not more than 10% of the annual revenues received from said agreement, continuing annually until the cumulative aggregate of said 10% payments reach US$50,000.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

4.2          Licensing Fees and Royalties.

4.2.1           Upfront License Fee. On the Effective Date, Licensee shall pay to UHN a one-time upfront non-refundable License Fee of Twenty Five Thousand Dollars (US$25,000).

4.2.2           Patent Reimbursement. On the Effective Date, Licensee shall reimburse UHN a total of (i) for patent costs related to the Licensed IP incurred by UHN prior to the Effective Date (CAD$18,979.55 as of WS record on 6 Dec 2016), and (ii) such patent costs reasonably incurred by UHN, if any, after the Effective Date and prior to six (6) months from the Effective Date, in each case as provided under subsection 8.1 below.

4.2.3           Royalty Rate. Licensee shall pay to Licensor three percent (3%) of the first US$25 million of cumulative Revenues received by Licensee or its Affiliates, and two percent (2%) of all additional cumulative Revenues received by Licensee or its Affiliates, subject to reductions pursuant to Sections 4.2.4 and 4.2.5.

4.2.4           Third Party Royalties. If Licensee or its Affiliates is required to pay royalties to any Third Party that are, in the opinion of an independent patent attorney (reasonably acceptable to both parties), necessary to practice the inventions claimed in the Licensed IP, then Licensee shall have the right to credit such Third Party royalty payments against the royalties owing to Licensor under Section 4.2.3; provided, however, that the foregoing credits shall not reduce the amount of the royalties payable to Licensor under Section 4.2.3 above by more than fifty percent (50%).

4.2.5           Combination Products. If a Product consists of (i) components that are covered by Licensor’s Valid Claims, plus (ii) additional active pharmaceutical agents, or functional components reasonable necessary for formulation or delivery of the Product that are not covered by a Valid Claim, but that are covered by a valid claim of a Third Party patent, then for purposes of the royalty payments under Section 4.2.3, the Revenues shall be equitably allocated between the components covered by Licensor’s Valid Claim and the components covered by the Third Party patent, with only the portion of Revenues allocated to Licensor’s Valid Claims being used for purposes of the royalty calculation in Section 4.2.3 for such combination Product. To the extent the parties are unable to agree on the equitable allocation described above, any dispute shall be resolved in accordance with Section 12.3 of this Agreement. Notwithstanding the aforementioned, the foregoing allocation shall not reduce the amount of the royalties payable to Licensor under Section 4.2.3 above by more than fifty percent (50%).

5.           ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

5.1          Royalty Reports. Within sixty (60) days after the end of each calendar year during the term of this Agreement following the receipt by Licensee or its Affiliates of Revenues, Licensee shall furnish to Licensor a quarterly written report showing in reasonably specific detail (a) the calculation of Revenues for such quarter; and (b) the calculation of the royalties that shall have accrued based upon such Revenues.

5.2          Payment Terms. Royalties shown to have accrued by each royalty report provided for under Section 5.1 above shall be due on the date such royalty report is due.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

5.3          Audits.

5.3.1           Upon the written request of Licensor and not more than once in each calendar year, Licensee and its Affiliates shall permit an independent certified public accounting firm of nationally recognized standing selected by Licensor and reasonably acceptable to Licensee, at Licensor’s expense, to have access during normal business hours to such of the financial records of Licensee and its Affiliates as may be reasonably necessary to verify the accuracy of the payment reports hereunder for the eight (8) calendar quarters immediately prior to the date of such request (other than records for which Licensor has already conducted an audit under this Section).

5.3.2           If such accounting firm concludes that additional amounts were owed during the audited period, Licensee shall pay such additional amounts within thirty (30) days after the date Licensor delivers to Licensee such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by Licensor; provided, however, if the audit discloses that the royalties paid by Licensee for such period were more than seven percent (7%) below the royalties actually due and payable for such period, then Licensee shall pay the reasonable fees and expenses charged by such accounting firm.

5.3.3           Licensor shall cause its accounting firm to retain all financial information subject to review under this Section 5.3 in strict confidence; provided, however, that Licensee shall have the right to require that such accounting firm, prior to conducting such audit, enter into an appropriate non-disclosure agreement with Licensee regarding such financial information. The accounting firm shall disclose to Licensor only whether the reports are correct or not and the amount of any discrepancy. No other information shall be shared. Licensor shall treat all such financial information as Licensee’s Confidential Information

6.           RESEARCH AND DEVELOPMENT OBLIGATIONS

6.1          Research and Development Efforts. Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to conduct such research, development and preclinical and human clinical trials as Licensee reasonably determines are necessary or desirable to obtain regulatory approval to manufacture and market such Licensed Products as Licensee reasonably determines are commercially feasible; and Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to obtain regulatory approval to market, and following approval to commence marketing and to market each such Licensed Product as Licensee reasonably determines are commercially feasible.

6.2          R&D Plan. Within three (3) months after the Effective Date, Licensee shall furnish to Licensor a copy of Licensee’s Research and Development Plan (“R&D Plan”) for Licensed Products; and a status and progress report as to Licensee’s implementation of the R&D Plan shall be furnished to Licensor annually thereafter, together with an update for the R&D Plan for the next year. The parties acknowledge that the R&D Plan will represent the optimal and desired goals and timeline for development of the Licensed Products, and that there is no guarantee of achieving the goals within said timeline.

6.3          Records. Licensee shall maintain records, in sufficient detail and in good scientific manner, which shall reflect all work done and results achieved in the performance of its research and development regarding the Licensed Products.

6.4          Reports. By April 1 of each calendar year during the term of this Agreement, Licensee shall prepare and deliver to Licensor a written summary report which shall describe (a) the research performed to date employing the Licensed IP, (b) the progress of the development, and testing of Licensed Products in clinical trials, and (c) the status of obtaining regulatory approvals to market Licensed Products.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

7.           CONFIDENTIALITY

7.1          Confidential Information. The reports finished by Licensee to Licensor pursuant to Sections 4, 5 and 6 shall be treated as Licensee’s Confidential Information. During the term of this Agreement, and for a period of five (5) years following the expiration or earlier termination hereof, Licensor shall maintain in confidence all Confidential Information of Licensee that is disclosed to Licensor, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to those directors, officers, employees and agents, to the extent such disclosure is reasonably necessary in connection with exercising its rights under this Agreement.

7.2          Terms of this Agreement. Except as otherwise required by applicable laws, Licensor and Licensee shall not disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party. Notwithstanding the foregoing, either Party may disclose the existence of this Agreement and the general nature of the Licensed IP covered by this Agreement (without disclosing any financial terms); and Licensee may disclose the term of this Agreement to any existing or prospective investor or business associate who has a need to know, subject to a customary confidentiality agreement.

8.           PATENTS

8.1          Patent Prosecution and Maintenance. Licensee shall have the right to control, at its sole cost, the preparation, filing, prosecution, defense in post-grant and/or post issuance administrative procedures, and maintenance of all patents and patent applications in respect of Licensed Patents in the Territory and shall be solely responsible for all prior and future costs incurred in the preparation, filing, prosecution and maintenance of such patents and patent applications from the Effective Date through the termination of this Agreement. For further clarification, Licensee shall reimburse Licensor (i) for costs incurred by UHN for the preparation, filing, prosecution of Licensed IP prior to the Effective Date (CAD$18,979.55 as of WS record on 6 Dec 2016), pursuant to Section 4.2.2 hereof, and (ii) all reasonable costs related to the future preparation, filing, prosecution, defense in post-grant and/or post issuance administrative procedures, and maintenance of all patents and patent applications in respect of Licensed Patents, if any, incurred by UHN at Licensee’s request after the Effective Date. All such applications in respect of Licensed Patents shall be filed in the name of Licensor. Licensee shall give Licensor an opportunity to review and comment on the text of each patent application subject to this Section 8.1 before filing, and shall supply Licensor with a copy of such patent application as filed, together with notice of its filing date and serial number. Licensor shall cooperate with Licensee, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all patents and other filings referred to in this Section 8.1. If Licensee, in its sole discretion, decides to abandon the preparation, filing, prosecution or maintenance of any patent or patent application in respect of Licensed Patents, then Licensee shall notify Licensor in writing thereof and following the date of such notice (a) Licensor shall be responsible for and shall control, at its sole cost, the preparation, filing, prosecution and maintenance of such patents and patent applications, and (b) Licensee shall thereafter have no license under this Agreement to such patent or patent application.

8.2          Notification of Infringement. Each Party shall notify the other Party of any substantial infringement known to such Party of any Licensed Patents and shall provide the other Party with the available evidence, if any, of such infringement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

8.3          Enforcement of Patent Rights. Licensee, at its sole expense, shall have the right to determine the appropriate course of action to enforce Licensed Patents or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce Licensed Patents, to defend any declaratory judgments seeking to invalidate or hold the Licensed Patents unenforceable, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation, declaratory judgments or other enforcement action with respect to Licensed Patents, in each case in Licensee’s own name and, if necessary for standing purposes, in the name of Licensor and shall consider, in good faith, the interests of Licensor in so doing. If Licensee does not, within six (6) months after receipt of notice from Licensor take reasonable steps to abate the infringement or file suit to enforce the Licensed Patents against at least one infringing Party , Licensor shall have the right to take whatever action it deems appropriate to enforce the Licensed Patents; provided, however, that, within thirty (30) days after receipt of notice of Licensor’s intent to file such suit, Licensee shall have the right to jointly prosecute such suit and to fund up to one-half (½) the costs of such suit. The Party controlling any such joint enforcement action shall not settle the action or otherwise consent to an adverse judgment in such joint action that diminishes the rights or interests of the non-controlling Party without the prior written consent of the other Party. All monies recovered upon the final judgment or settlement of any such suit to enforce the Licensed Patents shall be shared in relation to the damages (including attorneys’ fees and expenses for the enforcement action) incurred by each Party as a result of such infringement; and such recovery shall not be treated as Revenues for purposes of Section 4.2.1. Notwithstanding the foregoing, to the extent any part of the recovery includes a reasonable royalty payable to Licensee, such royalty amounts shall be deemed Revenue on which Licensee will pay a royalty to Licensor in accordance with Section 4.2.1.

8.4          Cooperation. In any suit to enforce and/or defend the Licensed Patents pursuant to this Section 8, the Party not in control of such suit shall, at the request and expense of the controlling Party, reasonably cooperate and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

9.           TERMINATION

9.1          Expiration. Subject to Sections 9.3 and 9.4 below, this Agreement shall expire on the expiration of Licensee’s obligation to make payments to Licensor under Section 4 above. The license grant under Section 3.1 shall be effective at all times prior to such expiration.

9.2          Termination by Mutual Consent. The Parties may terminate this Agreement at any time by mutual consent, which consent shall be evidenced by a written agreement or other such documentation duly executed by both Parties.

9.3          Termination by Licensee. Licensee may terminate this Agreement, in its sole discretion, upon thirty (30) days prior written notice to Licensor, provided, however, Licensee shall remain liable for any payments accrued under this Agreement prior to the date of termination.

9.4          Termination for Cause. Except as otherwise provided in Section 11, Licensor may terminate this Agreement upon or after the breach of any material provision of this Agreement by Licensee, if Licensee has not cured such breach within ninety (90) days after receipt of express written notice thereof by Licensor; provided, however, if any default is not capable of being cured within such ninety (90) day period and Licensee is diligently undertaking to cure such default as soon as commercially feasible thereafter under the circumstances, Licensor shall have no right to terminate this Agreement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.5          Termination Upon Licensee Insolvency. This Agreement shall terminate at least one day prior to the occurrence of any of the following events: (i) the Licensee files a voluntary petition in bankruptcy or insolvency or shall petition for reorganization under the bankruptcy law, or makes a general assignment for the benefit of creditors, or otherwise acknowledges insolvency or is adjudged bankrupt; (ii) the Licensee consents to an involuntary petition in bankruptcy or if a receiving order is given against it under any applicable bankruptcy/insolvency law in a jurisdiction; (iii) the appointment of a receiver or other similar representative for the Licensee by a court of competent jurisdiction; or (iv) Licensee fails to carry on business in the normal course.

9.6          Effect of Expiration or Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 1, 2, 5, 7, 9.1, 9.6, 10 and 12 shall survive the expiration or termination of this Agreement. Upon any termination of this Agreement, Licensor shall grant a direct license to any sublicense of Licensee hereunder having the same scope as such sublicense and on terms and conditions no less favorable to such Sublicensee than the terms and conditions of this Agreement, provided that such Sublicensee is not in default of any applicable obligations under this Agreement and agrees in writing to be bound by the terms and conditions of such direct license. Upon any termination of this Agreement, for a period of six (6) months thereafter, Licensee (and its Affiliates and Sublicensees) shall continue to be entitled to finish production of any Products which were in process at the time of termination, and Licensee (and its Affiliates and Sublicensees) shall be entitled to sell all Products which were in inventory or in process at the time of termination, so long as Licensee (and its Affiliates and Sublicensees) continues to make the reports and pay the scheduled royalties for said sales as set forth in this Agreement.

10.           INDEMNIFICATION

10.1          Indemnification. Licensee shall defend, indemnify and hold Licensor (which for purposes of clarity, is recognized to include, without limitation, its directors, officers, employees, research trainees, students and agents) harmless from all losses, liabilities, damages and expenses (including attorneys’ fees and costs) incurred as a result of any claim, demand, action or proceeding arising out of any breach of this Agreement by Licensee, any damages or personal injury resulting from the use, application of, distribution, sale or other exploitation of the Licensed IP, Licensed Patents and the Licensed Product by Licensee, its Affiliates or Sublicensees, or the gross negligence or willful misconduct of Licensee in the performance of its obligations under this Agreement, except in each case to the extent arising from the gross negligence or willful misconduct of Licensor or the breach of this Agreement by Licensor.

10.2          Procedure. Licensor promptly shall notify Licensee of any liability or action in respect of which Licensor intends to claim such indemnification, and Licensee shall have the right to assume the defense thereof with counsel selected by Licensee. The indemnity agreement in this Section 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Licensee, which consent shall not be withheld unreasonably. The failure to deliver notice to Licensee within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Licensee of any liability to Licensor under this Section 10, but the omission so to deliver notice to Licensee will not relieve it of any liability that it may have to Licensor otherwise than under this Section 10. Licensor under this Section 10, its employees and agents, shall cooperate fully with Licensee and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

10.3          Insurance. During the term of this Agreement, Licensee shall maintain at its own expense:

10.3.1                      Comprehensive general liability insurance for claims for damages arising from bodily injury (including death) and property damages caused by, or arising out of, acts or omissions of its employees, in such amounts as are customary and reasonable in the Licensee’s industry.

10.3.2                      Product liability insurance in such amounts as are customary and reasonable in the Licensee’s industry.

10.3.3                      Maintenance of such insurance coverage shall not relieve Licensee of any responsibility under this Agreement for damage in excess of the insurance limits.

11.           FORCE MAJEURE

Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from Force Majeure events.

12.           GENERAL PROVISIONS

12.1          Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one Party to the other Party shall be in writing, delivered by any available means to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to Licensor:                     Director
University Health Network
Office of Technology Development & Commercialization
MaRS Centre, Heritage Building
101 College Street, Suite 150
Toronto, Ontario
Canada M5G 1L7

If to Licensee:                     Chief Executive Officer
VistaGen Therapeutics, Inc.
343 Allerton Ave
South San Francisco, CA 94080

With Copy to:
Reid Adler, Esq.
Law Offices of Reid Adler
4800 Hampden Lane
Suite 200
Bethesda, MD 20814

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Exclusive License and Sublicense Agreement

12.2          Further Representations, Warranties & Liability.

(a)          Licensee represents and warrants to Licensor that Licensee has the power to enter into this Agreement and to perform its obligations, and that Licensee has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensee.

(b)          Licensor represents and warrants to Licensee that Licensor has the power to enter into this Agreement and to perform its obligations, and that Licensor has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensor.

(c)          EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, LICENSOR MAKES NO CONDITIONS, WARRANTEES, UNDERTAKINGS OF ANY KIND, INCLUDING WITHOUT LIMITATION, THE ORIGINALITY OR ACCURACY OR PATENTABILITY OR VALIDITY OR NONINFRINGEMENT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF, THIS AGREEMENT OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT.

(d)          LICENSOR SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES SUFFERED BY LICENSEE (AND ITS AFFILIATE(S) AND SUBLICENSEES) OR ANY OTHERS RESULTING FROM THE USE OF THE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT. THE ENTIRE RISK AS TO THE DESIGN, DEVELOPMENT, USE, EXPLOITATION, MANUFACTURE, SALE OR OTHER DISPOSITION AND PERFORMANCE IN RESPECT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT IS ASSUMED BY LICENSEE.

12.3          Dispute Resolution.

(a)          The Parties agree to use reasonable best efforts to amicably resolve among themselves any dispute arising out of this Agreement.

(b)          If the Parties are unable to resolve the dispute under Section 8.5(a), the dispute shall be referred to the Vice President, Research of Licensor or the Vice President’s designate and the designate of Licensee for their discussion and resolution. The Parties may agree to mediation of the dispute (procedural details and process to be determined by the Parties).

(c)          Any dispute which cannot be amicably settled by the Parties as provided in Sections 8.5(a) and (b) shall be submitted to arbitration in accordance with the provisions of the (Ontario) Arbitration Act, 1991, S.O. 1991, c.17, as amended from time to time. The arbitration will take place in the city of Toronto (Ontario, Canada).

(d)          Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the mediator(s) or arbitrator(s) hereunder, or pending the mediator(s)’ or arbitrator(s)’ determination of any dispute, controversy or claim hereunder.

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Exclusive License and Sublicense Agreement

12.4          Assignment. Licensee shall not assign its rights or obligations under this Agreement without the prior written consent of Licensor; provided, however, that Licensee may, without such consent, assign this Agreement and its rights and obligations hereunder (a) to any Affiliate, or (b) in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger, consolidation, change in control or similar transaction. Notwithstanding the aforementioned, Licensee shall remain responsible for the performance of all obligations under this Agreement (including, without limitation, the payment of royalties to Licensor).

12.5          Waivers and Amendments. No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

12.6          Entire Agreement. This Agreement embodies the entire agreement between the parties and supersedes any prior representations, understandings and agreements between the parties regarding the subject matter hereof. There are no representations, understandings or agreements, oral or written, between the parties regarding the subject matter hereof that are not fully expressed herein.

12.7          Severability. Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the terms of this Agreement in any other jurisdiction.

12.8          Waiver. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

12.9          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Evidence of the execution and delivery of this Agreement may be by a telecopy transmission to a Party of the other Party’s signed copy of this Agreement.

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Exclusive License and Sublicense Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

LICENSOR: University of Health Network

By: /s/ Bradly G. Wouters

Name: Bradly G. Wouters, PhD

Title: Executive VP, Science & Research

LICENSEE: VistaGen Therapeutics, Inc.

By: /s/ Shawn K. Singh

Name: Shawn K. Singh, JD

Title: Chief Executive Officer

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Exclusive License and Sublicense Agreement

EXHIBIT A

DEFINITIONS

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

“Confidential Information” shall mean, with respect to a Party, all information (and all tangible and intangible embodiments thereof), that is owned or controlled by such Party, is disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, and (if disclosed in writing or other tangible medium) is marked or identified as confidential at the time of disclosure to the receiving Party or (if otherwise disclosed) is identified as confidential at the time of disclosure to the receiving Party and described as such in writing within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information of a Party shall not include information which, and only to the extent the receiving Party can establish by written documentation, (a) has been generally known prior to disclosure of such information by the disclosing Party to the receiving Party; (b) has become generally known, without the fault of the receiving Party, subsequent to disclosure of such information by the disclosing Party to the receiving Party; (c) has been received by the receiving Party at any time from a source other than the disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving Party free of confidentiality obligations prior to disclosure of such information by the disclosing Party to the receiving Party; or (e) has been independently developed by employees or others on behalf of the receiving Party without use of such information disclosed by the disclosing Party to the receiving Party (each of the aforementioned (a) to (e) a “Confidentiality Exception”).

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“FDA” shall mean the Food and Drug Administration of the United States, or the successor thereto, or its foreign equivalent in Canada, the EU or elsewhere.

“Force Majeure” means an event or circumstance arising outside of the reasonable control of a party, such as any act of God, flood, natural disaster, embargo, acts of civil or military authorities, terrorism, labor strikes, governmental embargos, and governmental orders.

“IND” shall mean an investigational new drug application or similar application which is required to be filed with the FDA prior to commencing a clinical investigation of a drug pursuant to (US) 21 C.F.R. 312, or its foreign equivalent in Canada, the EU or elsewhere.

“Intellectual Property” or “IP” shall mean all inventions (whether or not patentable), discoveries, trade secrets, Confidential Information, Know-How, data, technology, formulae, methods, processes, protocols, techniques, compositions, and other protectable intangible rights, together with all related Patent Rights, copyrights, trade secret rights, and other legally enforceable rights.

“Know-How” shall mean all trade secrets, know-how, data, information, compositions and other technology (including, but not limited to, formulae, procedures, protocols, techniques and results of experimentation and testing) which are necessary or useful to make, use, develop, sell or seek regulatory approval to market a composition, or to practice any method or process, at any time claimed or disclosed in any issued patent or pending patent application directly and specifically applicable to the Licensed Patents, the Licensed IP, or the Licensed Products.

“Licensed IP” shall have the meaning as defined in Exhibit B.

“Licensed Patents” shall mean the Patent Rights applicable to the Licensed IP.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

“Licensed Product(s)” shall mean any product or service that if made, used, provided, offered to be provided, sold, offered for sale or imported would infringe (but for the License Agreement) a Valid Claim of the Licensed Patents, or that otherwise uses or incorporates the Licensed IP.

“Milestone Event” shall have the meaning as defined in Section 4.1.

“Milestone Payment” shall have the meaning as defined in Section 4.1.

“NDA” shall mean a New Drug Application, or similar application for marketing approval of a Product for use in the Field submitted to the FDA, or its foreign equivalent in Canada, the EU or elsewhere.

“Net Sales” shall mean, with respect to any Therapeutic-Related Licensed Product, the gross sales price of such Therapeutic-Related Licensed Product invoiced by Licensee or its Affiliates to customers who are not Affiliates (or are Affiliates but are the end users of such Therapeutic-Related Licensed Product) less, to the extent actually paid or accrued by License or its Affiliate (as applicable), (a) reasonable credits, allowances, discounts and rebates to, and chargebacks from the account of, such customers for nonconforming, damaged, out-dated and returned Therapeutic-Related Licensed Product; (b) freight and insurance costs incurred by License or its Affiliate (as applicable) in transporting such Therapeutic-Related Licensed Product to such customers; (c) reasonable cash, quantity and trade discounts, rebates and other price reductions for such Therapeutic-Related Licensed Product given to such customers under price reduction programs; (d) sales, use, value-added and other direct taxes incurred on the sale of such Therapeutic-Related Licensed Product to such customers; (e) customs duties, tariffs, surcharges and other governmental charges incurred in exporting or importing such Therapeutic-Related Licensed Product to such customers; and (f) a reasonable allowance for uncollectible or bad debts determined in accordance with generally accepted accounting principles.

“Party” shall mean either VistaGen or UHN; and “Parties” shall mean both VistaGen and UHN.

“Patent Rights” shall mean (a) all patents and patent applications worldwide describing the Licensed IP listed on Exhibit B hereto, (b) all divisions, continuations, continuations-in-part, that claim priority to, or common priority with, the patent applications listed in clause (a) above or the patent applications that resulted in the patents described in clause (a) above, and (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including utility, model and design patents and certificates of invention, together with any reissues, renewals, extensions or additions thereto worldwide.

“Person” shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Phase I Clinical Trial” shall mean a human clinical trial that is intended to initially evaluate the safety and/or pharmacological effect of a Product in subjects or that would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(a), or its foreign equivalent in Canada, the EU or elsewhere.

“Phase II Clinical Trial” shall mean a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(b), or its foreign equivalent in Canada, the EU or elsewhere.

“Phase III Clinical Trial” shall mean a human clinical trial in any country, the results of which could be used to establish safety and efficacy of a Product as a basis for an NDA or would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(c), or its foreign equivalent in Canada, the EU or elsewhere.

“Revenues” shall mean (i) Net Sales on a country-by-country basis of Therapeutic-Related Licensed Product(s) sold by Licensee and its Affiliates on a country-by-country basis, (ii) Sublicensing Consideration received by Licensee and its Affiliates from Sublicense Agreements, and (iii) Service Sales on a country-by-country basis in respect of Service-Related Licensed Product(s).

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

“Service-Related Licensed Product” shall mean a Licensed Product (i) that is used in and/or for the provision of a research, development or other service to a third party, or (ii) for use in, or as part of, a diagnostic kit or service.

“Service Sales” shall mean, with respect to any Service-Related Licensed Product, the gross amount of monies received for, associated with, or in respect of Service-Related Licensed Product(s) invoiced by Licensee or its Affiliates to customers or otherwise to third parties who are not Affiliates (or are Affiliates but are the end users, beneficiaries, or otherwise recipients of such Service-Related Licensed Product(s)) less, to the extent actually paid or accrued by License or its Affiliate (as applicable), (a) reasonable credits, allowances, discounts and rebates to, and chargebacks from the account of, such customers for nonconforming, damaged, out-dated and returned Service-Related Licensed Product; (b) freight and insurance costs incurred by License or its Affiliate (as applicable) in transporting such Service-Related Licensed Product to such customers; (c) reasonable cash, quantity and trade discounts, rebates and other price reductions for such Service-Related Licensed Product given to such customers under price reduction programs; (d) sales, use, value-added and other direct taxes incurred on the sale of such Service-Related Licensed Product to such customers; (e) customs duties, tariffs, surcharges and other governmental charges incurred in exporting or importing such Service-Related Licensed Product to such customers; and (f) a reasonable allowance for uncollectible or bad debts determined in accordance with generally accepted accounting principles.

“Sublicense Agreement” shall mean any agreement or commitment pursuant to which any of the rights of Licensee under this Agreement are sublicensed or otherwise extended, granted or given to a Third Party (a Sublicensee).

“Sublicensee” shall mean any Third Party to whom Licensee (or its Affiliates) grants rights to use some of Licensee’s rights under this Agreement.

“Sublicensing Consideration” shall mean the aggregate consideration received by Licensee or its Affiliates in consideration for granting sublicense rights to a Sublicensee under the Licensed IP, including without limitation license fees, milestone fees, minimum royalties, and earned royalties, but excluding (a) amounts received to fund or reimburse Licensee’s or its Affiliates’ cost to perform research, development or similar services specifically and directly associated with Licensed Products, (b) amounts received in reimbursement of Licensed IP patent or other Licensed IP-related out-of-pocket expenses specifically and directly associated with Licensed Products; and (c) amounts received in consideration for the sale of any debt or securities of Licensee or its Affiliates.

“Therapeutic-Related Licensed Product” shall mean a Licensed Product that forms a constituent part of a therapeutic agent for use in human medical or veterinary purposes.

“Third Party” shall mean any Person other than Licensor, Licensee and their respective Affiliates.

“Valid Claim” shall mean a claim of an issued and unexpired patent included within the Licensed Patent, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

EXHIBIT B

LICENSED IP

[*****].

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

SCHEDULE D

LICENSE AGREEMENT NUMBER FOUR

(See attached)

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

SCHEDULE D

LICENSE AGREEMENT

dated as of December 9, 2016

between

UNIVERSITY HEALTH NETWORK,
(as “Licensor”)

and

VISTAGEN THERAPEUTICS, INC.
(as “Licensee”)

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.
DEFINITIONS
2.
REPRESENTATIONS AND WARRANTIES

2.1
Mutual Representations and Warranties
2.2
Licensor Representations and Warranties

3.
LICENSE GRANT

3.1
Licensed IP
3.2
Availability of the Licensed IP
3.3
Reserved Right

4.
FINANCIAL CONSIDERATIONS

4.1
Development-Based Milestone Payments
4.2
Licensing Fees and Royalties

5.
ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

5.1
Royalty Reports
5.2
Payment Terms
5.3
Audits

6.
RESEARCH AND DEVELOPMENT OBLIGATIONS

6.1
Research and Development Efforts
6.2
R&D Plan
6.3
Records
6.4
Reports

7.
CONFIDENTIALITY

7.1
Confidential Information
7.2
Terms of this Agreement

8.
PATENTS

8.1
Patent Prosecution and Maintenance
8.2
Notification of Infringement
8.3
Enforcement of Patent Rights
8.4
Cooperation

9.
TERMINATION

9.1
Expiration
9.2
Termination by Mutual Consent
9.3
Termination by Licensee
9.4
Termination for Cause
9.5
Termination Upon Licensee Insolvency
9.6
Effect of Expiration or Termination

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(continued)

10.
INDEMNIFICATION

10.1
Indemnification
10.2
Procedure
10.3
Insurance

11.
FORCE MAJEURE
12.
GENERAL PROVISIONS

12.1
Notices
12.2
Further Representations, Warranties & Liability
12.3
Dispute Resolution.
12.4
Assignment
12.5
Waivers and Amendments
12.6
Entire Agreement
12.7
Severability
12.8
Waiver
12.9
Counterparts

EXHIBITS
EXHITIB A DEFINITIONS
EXIBIT B LICENSED IP

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

LICENSE AGREEMENT

THIS LICENSE AGREEMENT NUMBER 5 (this “Agreement”) is dated as of December 9, 2016 (the “Effective Date”), and is entered into by and between (i) University Health Network, an Ontario corporation, incorporated under the University Health Network Act 1997 (“Licensor”), having a business office at MaRS Centre (Heritage Building), 101 College Street, Suite 150, Toronto, Ontario M5G 1L7, Canada, and (ii) VistaGen Therapeutics, Inc., a California corporation (“Licensee”), having a place of business at 343 Allerton Ave, South San Francisco, CA 94080.

WHEREAS, Licensor owns or has rights in the Licensed IP (as defined in Exhibit B).

WHEREAS, Licensee desires to obtain an exclusive license under Licensor’s rights in the Technology on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

1. DEFINITIONS

For purposes of this Agreement, the terms defined in Exhibit A shall have the defined meanings set forth in Exhibit A. Unless otherwise noted, all dollar amounts are quoted in US dollars.

2. REPRESENTATIONS AND WARRANTIES

2.1. Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:

2.1.1. Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state, province or country in which it is incorporated.

2.1.2. Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

2.1.3. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such Party in connection with entering into this this Agreement have been obtained.

2.1.4. The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

2.2. Licensor Representations and Warranties. Licensor hereby represents and warrants to Licensee that, as of the Effective Date, Licensor, to the best of its knowledge, (a) is the sole owner of the Licensed IP, and (b) other than as noted in Exhibit C, has not granted to any Third Party any license or other interest in the Licensed IP, and (c) is not aware of any Third Party patent, patent application or other intellectual property rights (other than any inventions identified as prior art in the patents or patent applications licensed to Licensee hereunder) that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in the Licensed IP, or (ii) by making, using or selling Licensed Products (but only to the extent that the making, using or selling of Licensed Products is covered by Licensed IP), and (d) is not aware of any infringement or misappropriation by a Third Party of the Licensed IP. Notwithstanding the foregoing, Licensor is under no duty , obligation or requirement to perform or conduct any legal inquiry or other search, analyses or assessment pertaining to patentability, validity, infringement and/or legal status in respect of any Licensed IP and Licensed Patents.

3. LICENSE GRANT

3.1. Licensed IP. Subject to Section 3.3, Licensor hereby grants to Licensee an exclusive license (with the right to grant sublicenses through multiple tiers) under the Licensed IP to conduct research and to develop, make, have made, use, offer for sale, sell and import Licensed Products, worldwide and for all fields of use. Licensee shall promptly provide to Licensor a copy of any Sublicense Agreement. The grant of any such Sublicense Agreement will not relieve Licensee of its obligations under this Agreement.

3.2. Availability of the Licensed IP. Within ten (10) days of the Effective Date, Licensor shall provide Licensee with a copy of all information and documents available to Licensor relating to the filing and prosecution of patent applications encompassing the Licensed IP.

3.3. Reserved Right. Licensor reserves and retains the non-exclusive, sublicenseable right to use the Licensed IP for non-commercial research purposes and/or academic educational purposes, without any financial obligation to Licensee for so using the Licensed IP.

4. FINANCIAL CONSIDERATIONS

4.1. Development-Based Milestone Payments. At such time as Licensee (or its Affiliates or Sublicensees) achieve a Milestone Event as described below for a specific Licensed Product, Licensee shall pay to Licensor the Milestone Payment specified below. The specified milestone payment shall be made within thirty (30) days after the occurrence of the Milestone Event.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

A.		“Milestone Event” for Therapeutic-Related Licensed Product *	“Milestone Payment” (US$)
	(1)	Acceptance by FDA (first country) of filing of IND	$150,000
	(2)	First patient enrolled for Phase II Clinical Trial	$250,000
	(3)	First patient enrolled for Phase III Clinical Trial	$1,500,000
	(4)	FDA (first country) Final Approval of NDA for Licensed Product	$2,000,000
B.		“Milestone Event” for Service-Related Licensed Product	“Milestone Payment” (US$)
	(1)	First anniversary of execution of an agreement in respect of (in whole or in part) a Service-Related Licensed Product.	$50,000 **

For the purpose of this Section 4.1 “Final Approval” shall mean approval by the FDA for marketing a Therapeutic-Related Licensed Product that is not conditioned on any other event (or if an approval is conditioned upon an event, then the occurrence of that event), provided, however, such other events shall specifically not include FDA requirements to conduct post marketing studies and any requirement for such post marketing studies shall not be deemed to delay the Final Approval.

* Once a Milestone Payment has been made for a specific Licensed Product, if there are later modifications, improvements, reformulations, combinations, or other changes using the same molecule which constitutes said Licensed Product (i.e., a “Related Product”), then no duplicate Milestone Payment will be owed when that Related Product achieves the same Milestone Event for which the Milestone Payment was previously made for said specific Licensed Product. Similarly, if there is a failure in product development, resulting in the substitutionor replacement of the failed molecule with a new molecule, to the extent that a Milestone Event had previously been achieved by the failed molecule and the corresponding Milestone Payment paid, then no duplicate Milestone Payment will be owed when the new molecule achieves the same Milestone Event for which the Milestone Payment was previously made for the failed molecule.

** But not more than 10% of the annual revenues received from said agreement, continuing annually until the cumulative aggregate of said 10% payments reach US$50,000.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

4.2. Licensing Fees and Royalties.

4.2.1. Upfront License Fee. On the Effective Date, Licensee shall pay to UHN a one-time upfront non-refundable License Fee of Twenty Five Thousand Dollars (US$25,000).

4.2.2. Patent Reimbursement. On the Effective Date, Licensee shall reimburse UHN a total of (i) patent costs (if any) related to the Licensed IP incurred by UHN prior to the Effective Date and (ii) such patent costs reasonably incurred by UHN, if any, after the Effective Date and prior to six (6) months from the Effective Date, in each case as provided under subsection 8.1 below.

4.2.3. Royalty Rate. Licensee shall pay to Licensor three percent (3%) of the first US$25 million of cumulative Revenues received by Licensee or its Affiliates, and two percent (2%) of all additional cumulative Revenues received by Licensee or its Affiliates, subject to reductions pursuant to Sections 4.2.4 and 4.2.5.

4.2.4. Third Party Royalties. If Licensee or its Affiliates is required to pay royalties to any Third Party that are, in the opinion of an independent patent attorney (reasonably acceptable to both parties), necessary to practice the inventions claimed in the Licensed IP, then Licensee shall have the right to credit such Third Party royalty payments against the royalties owing to Licensor under Section 4.2.3;provided, however, that the foregoing credits shall not reduce the amount of the royalties payable to Licensor under Section 4.2.3 above by more than fifty percent (50%).

4.2.5. Combination Products. If a Product consists of (i) components that are covered by Licensor’s Valid Claims, plus (ii) additional active pharmaceutical agents, or functional components reasonable necessary for formulation or delivery of the Product that are not covered by a Valid Claim, but that are covered by a valid claim of a Third Party patent, then for purposes of the royalty payments under Section 4.2.3, the Revenues shall be equitably allocated between the components covered by Licensor’s Valid Claim and the components covered by the Third Party patent, with only the portion of Revenues allocated to Licensor’s Valid Claims being used for purposes of the royalty calculation in Section 4.2.3 for such combination Product. To the extent the parties are unable to agree on the equitable allocation described above, any dispute shall be resolved in accordance with Section 12.3 of this Agreement. Notwithstanding the aforementioned, the foregoing allocation shall not reduce the amount of the royalties payable to Licensor under Section 4.2.3 above by more than fifty percent (50%).

5. ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

5.1. Royalty Reports. Within sixty (60) days after the end of each calendar year during the term of this Agreement following the receipt by Licensee or its Affiliates of Revenues, Licensee shall furnish to Licensor a quarterly written report showing in reasonably specific detail (a) the calculation of Revenues for such quarter; and (b) the calculation of the royalties that shall have accrued based upon such Revenues.

5.2. Payment Terms. Royalties shown to have accrued by each royalty report provided for under Section 5.1 above shall be due on the date such royalty report is due.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

5.3. Audits.

5.3.1. Upon the written request of Licensor and not more than once in each calendar year, Licensee and its Affiliates shall permit an independent certified public accounting firm of nationally recognized standing selected by Licensor and reasonably acceptable to Licensee, at Licensor’s expense, to have access during normal business hours to such of the financial records of Licensee and its Affiliates as may be reasonably necessary to verify the accuracy of the payment reports hereunder for the eight (8) calendar quarters immediately prior to the date of such request (other than records for which Licensor has already conducted an audit under this Section).

5.3.2. If such accounting firm concludes that additional amounts were owed during the audited period, Licensee shall pay such additional amounts within thirty (30) days after the date Licensor delivers to Licensee such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by Licensor; provided, however, if the audit discloses that the royalties paid by Licensee for such period were more than seven percent (7%) below the royalties actually due and payable for such period, then Licensee shall pay the reasonable fees and expenses charged by such accounting firm.

5.3.3. Licensor shall cause its accounting firm to retain all financial information subject to review under this Section 5.3 in strict confidence; provided, however, that Licensee shall have the right to require that such accounting firm, prior to conducting such audit, enter into an appropriate non-disclosure agreement with Licensee regarding such financial information. The accounting firm shall disclose to Licensor only whether the reports are correct or not and the amount of any discrepancy. No other information shall be shared. Licensor shall treat all such financial information as Licensee’s Confidential Information

6. RESEARCH AND DEVELOPMENT OBLIGATIONS

6.1. Research and Development Efforts. Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to conduct such research, development and preclinical and human clinical trials as Licensee reasonably determines are necessary or desirable to obtain regulatory approval to manufacture and market such Licensed Products as Licensee reasonably determines are commercially feasible; and Licensee (together with its Affiliates and Sublicensees) shall use its commercially reasonable efforts to obtain regulatory approval to market, and following approval to commence marketing and to market each such Licensed Product as Licensee reasonably determines are commercially feasible.

6.2. R&D Plan. Within three (3) months after the Effective Date, Licensee shall furnish to Licensor a copy of Licensee’s Research and Development Plan (“R&D Plan”) for Licensed Products; and a status and progress report as to Licensee’s implementation of the R&D Plan shall be furnished to Licensor annually thereafter, together with an update for the R&D Plan for the next year. The parties acknowledge that the R&D Plan will represent the optimal and desired goals and timeline for development of the Licensed Products, and that there is no guarantee of achieving the goals within said timeline.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

6.3. Records. Licensee shall maintain records, in sufficient detail and in good scientific manner, which shall reflect all work done and results achieved in the performance of its research and development regarding the Licensed Products.

6.4. Reports. By April 1 of each calendar year during the term of this Agreement, Licensee shall prepare and deliver to Licensor a written summary report which shall describe (a) the research performed to date employing the Licensed IP, (b) the progress of the development, and testing of Licensed Products in clinical trials, and (c) the status of obtaining regulatory approvals to market Licensed Products.

7. CONFIDENTIALITY

7.1. Confidential Information. The reports finished by Licensee to Licensor pursuant to Sections 4, 5 and 6 shall be treated as Licensee’s Confidential Information. During the term of this Agreement, and for a period of five (5) years following the expiration or earlier termination hereof, Licensor shall maintain in confidence all Confidential Information of Licensee that is disclosed to Licensor, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to those directors, officers, employees and agents, to the extent such disclosure is reasonably necessary in connection with exercising its rights under this Agreement.

7.2. Terms of this Agreement. Except as otherwise required by applicable laws, Licensor and Licensee shall not disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party. Notwithstanding the foregoing, either Party may disclose the existence of this Agreement and the general nature of the Licensed IP covered by this Agreement (without disclosing any financial terms); and Licensee may disclose the term of this Agreement to any existing or prospective investor or business associate who has a need to know, subject to a customary confidentiality agreement.

8. PATENTS

8.1. Patent Prosecution and Maintenance. Licensee shall have the right to control, at its sole cost, the preparation, filing, prosecution, defense in post-grant and/or post issuance administrative procedures, and maintenance of all patents and patent applications in respect of Licensed Patents in the Territory and shall be solely responsible for all prior and future costs incurred in the preparation, filing, prosecution and maintenance of such patents and patent applications from the Effective Date through the termination of this Agreement. For further clarification, Licensee shall reimburse Licensor (i) for any costs incurred by UHN for the preparation, filing, prosecution of Licensed IP prior to the Effective Date, pursuant to Section 4.2.2 hereof, and (ii) all reasonable costs related to the future preparation, filing, prosecution, defense in post-grant and/or post issuance administrative procedures, and maintenance of all patents and patent applications in respect of Licensed Patents, if any, incurred by UHN at Licensee’s request after the Effective Date. All such applications in respect of Licensed Patents shall be filed in the name of Licensor. Licensee shall give Licensor an opportunity to review and comment on the text of each patent application subject to this Section 8.1 before filing, and shall supply Licensor with a copy of such patent application as filed, together with notice of its filing date and serial number. Licensor shall cooperate with Licensee, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all patents and other filings referred to in this Section 8.1. If Licensee, in its sole discretion, decides to abandon the preparation, filing, prosecution or maintenance of any patent or patent application in respect of Licensed Patents, then Licensee shall notify Licensor in writing thereof and following the date of such notice (a) Licensor shall be responsible for and shall control, at its sole cost, the preparation, filing, prosecution and maintenance of such patents and patent applications, and (b) Licensee shall thereafter have no license under this Agreement to such patent or patent application.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

8.2. Notification of Infringement. Each Party shall notify the other Party of any substantial infringement known to such Party of any Licensed Patents and shall provide the other Party with the available evidence, if any, of such infringement.

8.3. Enforcement of Patent Rights. Licensee, at its sole expense, shall have the right to determine the appropriate course of action to enforce Licensed Patents or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce Licensed Patents, to defend any declaratory judgments seeking to invalidate or hold the Licensed Patents unenforceable, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation, declaratory judgments or other enforcement action with respect to Licensed Patents, in each case in Licensee’s own name and, if necessary for standing purposes, in the name of Licensor and shall consider, in good faith, the interests of Licensor in so doing. If Licensee does not, within six (6) months after receipt of notice from Licensor take reasonable steps to abate the infringement or file suit to enforce the Licensed Patents against at least one infringing Party , Licensor shall have the right to take whatever action it deems appropriate to enforce the Licensed Patents; provided, however, that, within thirty (30) days after receipt of notice of Licensor’s intent to file such suit, Licensee shall have the right to jointly prosecute such suit and to fund up to one-half (½) the costs of such suit. The Party controlling any such joint enforcement action shall not settle the action or otherwise consent to an adverse judgment in such joint action that diminishes the rights or interests of the non-controlling Party without the prior written consent of the other Party. All monies recovered upon the final judgment or settlement of any such suit to enforce the Licensed Patents shall be shared in relation to the damages (including attorneys’ fees and expenses for the enforcement action) incurred by each Party as a result of such infringement; and such recovery shall not be treated as Revenues for purposes of Section 4.2.1. Notwithstanding the foregoing, to the extent any part of the recovery includes a reasonable royalty payable to Licensee, such royalty amounts shall be deemed Revenue on which Licensee will pay a royalty to Licensor in accordance with Section 4.2.1.

8.4. Cooperation. In any suit to enforce and/or defend the Licensed Patents pursuant to this Section 8, the Party not in control of such suit shall, at the request and expense of the controlling Party, reasonably cooperate and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

9. TERMINATION

9.1. Expiration. Subject to Sections 9.3 and 9.4 below, this Agreement shall expire on the expiration of Licensee’s obligation to make payments to Licensor under Section 4 above. The license grant under Section 3.1 shall be effective at all times prior to such expiration.

9.2. Termination by Mutual Consent. The Parties may terminate this Agreement at any time by mutual consent, which consent shall be evidenced by a written agreement or other such documentation duly executed by both Parties.

9.3. Termination by Licensee. Licensee may terminate this Agreement, in its sole discretion, upon thirty (30) days prior written notice to Licensor, provided, however, Licensee shall remain liable for any payments accrued under this Agreement prior to the date of termination.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.4. Termination for Cause. Except as otherwise provided in Section 11, Licensor may terminate this Agreement upon or after the breach of any material provision of this Agreement by Licensee, if Licensee has not cured such breach within ninety (90) days after receipt of express written notice thereof by Licensor; provided, however, if any default is not capable of being cured within such ninety (90) day period and Licensee is diligently undertaking to cure such default as soon as commercially feasible thereafter under the circumstances, Licensor shall have no right to terminate this Agreement.

9.5. Termination Upon Licensee Insolvency. This Agreement shall terminate at least one day prior to the occurrence of any of the following events: (i) the Licensee files a voluntary petition in bankruptcy or insolvency or shall petition for reorganization under the bankruptcy law, or makes a general assignment for the benefit of creditors, or otherwise acknowledges insolvency or is adjudged bankrupt; (ii) the Licensee consents to an involuntary petition in bankruptcy or if a receiving order is given against it under any applicable bankruptcy/insolvency law in a jurisdiction; (iii) the appointment of a receiver or other similar representative for the Licensee by a court of competent jurisdiction; or (iv) Licensee fails to carry on business in the normal course.

9.6. Effect of Expiration or Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 1, 2, 5, 7, 9.1, 9.6, 10 and 12 shall survive the expiration or termination of this Agreement. Upon any termination of this Agreement, Licensor shall grant a direct license to any sublicense of Licensee hereunder having the same scope as such sublicense and on terms and conditions no less favorable to such Sublicensee than the terms and conditions of this Agreement, provided that such Sublicensee is not in default of any applicable obligations under this Agreement and agrees in writing to be bound by the terms and conditions of such direct license. Upon any termination of this Agreement, for a period of six (6) months thereafter, Licensee (and its Affiliates and Sublicensees) shall continue to be entitled to finish production of any Products which were in process at the time of termination, and Licensee (and its Affiliates and Sublicensees) shall be entitled to sell all Products which were in inventory or in process at the time of termination, so long as Licensee (and its Affiliates and Sublicensees) continues to make the reports and pay the scheduled royalties for said sales as set forth in this Agreement.

10. INDEMNIFICATION

10.1. Indemnification. Licensee shall defend, indemnify and hold Licensor (which for purposes of clarity, is recognized to include, without limitation, its directors, officers, employees, research trainees, students and agents) harmless from all losses, liabilities, damages and expenses (including attorneys’ fees and costs) incurred as a result of any claim, demand, action or proceeding arising out of any breach of this Agreement by Licensee, any damages or personal injury resulting from the use, application of, distribution, sale or other exploitation of the Licensed IP, Licensed Patents and the Licensed Product by Licensee, its Affiliates or Sublicensees, or the gross negligence or willful misconduct of Licensee in the performance of its obligations under this Agreement, except in each case to the extent arising from the gross negligence or willful misconduct of Licensor or the breach of this Agreement by Licensor.

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Exclusive License and Sublicense Agreement

10.2. Procedure. Licensor promptly shall notify Licensee of any liability or action in respect of which Licensor intends to claim such indemnification, and Licensee shall have the right to assume the defense thereof with counsel selected by Licensee. The indemnity agreement in this Section 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Licensee, which consent shall not be withheld unreasonably. The failure to deliver notice to Licensee within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Licensee of any liability to Licensor under this Section 10, but the omission so to deliver notice to Licensee will not relieve it of any liability that it may have to Licensor otherwise than under this Section 10. Licensor under this Section 10, its employees and agents, shall cooperate fully with Licensee and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification.

10.3. Insurance. During the term of this Agreement, Licensee shall maintain at its own expense:

10.3.1. Comprehensive general liability insurance for claims for damages arising from bodily injury (including death) and property damages caused by, or arising out of, acts or omissions of its employees, in such amounts as are customary and reasonable in the Licensee’s industry.

10.3.2. Product liability insurance in such amounts as are customary and reasonable in the Licensee’s industry.

10.3.3. Maintenance of such insurance coverage shall not relieve Licensee of any responsibility under this Agreement for damage in excess of the insurance limits.

11. FORCE MAJEURE

Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from Force Majeure events.

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Exclusive License and Sublicense Agreement

12. GENERAL PROVISIONS

12.1. Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one Party to the other Party shall be in writing, delivered by any available means to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to Licensor:                     Director
University Health Network
Office of Technology Development & Commercialization
MaRS Centre, Heritage Building
101 College Street, Suite 150
Toronto, Ontario
Canada M5G 1L7

If to Licensee:                     Chief Executive Officer
VistaGen Therapeutics, Inc.
343 Allerton Ave
South San Francisco, CA 94080

With Copy to:
Reid Adler, Esq.
Law Offices of Reid Adler
4800 Hampden Lane
Suite 200
Bethesda, MD 20814

12.2. Further Representations, Warranties & Liability.

(a)          Licensee represents and warrants to Licensor that Licensee has the power to enter into this Agreement and to perform its obligations, and that Licensee has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensee.

(b)          Licensor represents and warrants to Licensee that Licensor has the power to enter into this Agreement and to perform its obligations, and that Licensor has taken necessary action for the execution of this Agreement to constitute a binding obligation enforceable against Licensor.

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Exclusive License and Sublicense Agreement

(c)                   EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, LICENSOR MAKES NO CONDITIONS, WARRANTEES, UNDERTAKINGS OF ANY KIND, INCLUDING WITHOUT LIMITATION, THE ORIGINALITY OR ACCURACY OR PATENTABILITY OR VALIDITY OR NONINFRINGEMENT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF, THIS AGREEMENT OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT.

(d)          LICENSOR SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES SUFFERED BY LICENSEE (AND ITS AFFILIATE(S) AND SUBLICENSEES) OR ANY OTHERS RESULTING FROM THE USE OF THE OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT. THE ENTIRE RISK AS TO THE DESIGN, DEVELOPMENT, USE, EXPLOITATION, MANUFACTURE, SALE OR OTHER DISPOSITION AND PERFORMANCE IN RESPECT OF THE LICENSED PATENT(S), LICENSED IP, OR LICENSED PRODUCT(S) ARISING UNDER, OR OTHERWISE THE SUBJECT MATTER OF THIS AGREEMENT IS ASSUMED BY LICENSEE.

12.3. Dispute Resolution.

(a)          The Parties agree to use reasonable best efforts to amicably resolve among themselves any dispute arising out of this Agreement.

(b)          If the Parties are unable to resolve the dispute under Section 8.5(a), the dispute shall be referred to the Vice President, Research of Licensor or the Vice President’s designate and the designate of Licensee for their discussion and resolution. The Parties may agree to mediation of the dispute (procedural details and process to be determined by the Parties).

(c)          Any dispute which cannot be amicably settled by the Parties as provided in Sections 8.5(a) and (b) shall be submitted to arbitration in accordance with the provisions of the (Ontario) Arbitration Act, 1991, S.O. 1991, c.17, as amended from time to time. The arbitration will take place in the city of Toronto (Ontario, Canada).

(d)          Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the mediator(s) or arbitrator(s) hereunder, or pending the mediator(s)’ or arbitrator(s)’ determination of any dispute, controversy or claim hereunder.

12.4. Assignment. Licensee shall not assign its rights or obligations under this Agreement without the prior written consent of Licensor;provided, however, that Licensee may, without such consent, assign this Agreement and its rights and obligations hereunder (a) to any Affiliate, or (b) in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger, consolidation, change in control or similar transaction. Notwithstanding the aforementioned, Licensee shall remain responsible for the performance of all obligations under this Agreement (including, without limitation, the payment of royalties to Licensor).

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

12.5. Waivers and Amendments. No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

12.6. Entire Agreement. This Agreement embodies the entire agreement between the parties and supersedes any prior representations, understandings and agreements between the parties regarding the subject matter hereof. There are no representations, understandings or agreements, oral or written, between the parties regarding the subject matter hereof that are not fully expressed herein.

12.7. Severability. Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the terms of this Agreement in any other jurisdiction.

12.8. Waiver. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

12.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Evidence of the execution and delivery of this Agreement may be by a telecopy transmission to a Party of the other Party’s signed copy of this Agreement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

LICENSOR: University of Health Network

By: /s/ Bradly G. Wouters

Name: Bradly G. Wouters, PhD

Title: Executive VP, Science & Research

LICENSEE: VistaGen Therapeutics, Inc.

By: /s/ Shawn K. Singh

Name: Shawn K. Singh, JD

Title: Chief Executive Officer

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

EXHIBIT A

DEFINITIONS

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

“Confidential Information” shall mean, with respect to a Party, all information (and all tangible and intangible embodiments thereof), that is owned or controlled by such Party, is disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, and (if disclosed in writing or other tangible medium) is marked or identified as confidential at the time of disclosure to the receiving Party or (if otherwise disclosed) is identified as confidential at the time of disclosure to the receiving Party and described as such in writing within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information of a Party shall not include information which, and only to the extent the receiving Party can establish by written documentation, (a) has been generally known prior to disclosure of such information by the disclosing Party to the receiving Party; (b) has become generally known, without the fault of the receiving Party, subsequent to disclosure of such information by the disclosing Party to the receiving Party; (c) has been received by the receiving Party at any time from a source other than the disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving Party free of confidentiality obligations prior to disclosure of such information by the disclosing Party to the receiving Party; or (e) has been independently developed by employees or others on behalf of the receiving Party without use of such information disclosed by the disclosing Party to the receiving Party (each of the aforementioned (a) to (e) a “Confidentiality Exception”).

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“FDA” shall mean the Food and Drug Administration of the United States, or the successor thereto, or its foreign equivalent in Canada, the EU or elsewhere.

“Force Majeure” means an event or circumstance arising outside of the reasonable control of a party, such as any act of God, flood, natural disaster, embargo, acts of civil or military authorities, terrorism, labor strikes, governmental embargos, and governmental orders.

“IND” shall mean an investigational new drug application or similar application which is required to be filed with the FDA prior to commencing a clinical investigation of a drug pursuant to (US) 21 C.F.R. 312, or its foreign equivalent in Canada, the EU or elsewhere.

“Intellectual Property” or “IP” shall mean all inventions (whether or not patentable), discoveries, trade secrets, Confidential Information, Know-How, data, technology, formulae, methods, processes, protocols, techniques, compositions, and other protectable intangible rights, together with all related Patent Rights, copyrights, trade secret rights, and other legally enforceable rights.

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Exclusive License and Sublicense Agreement

“Know-How” shall mean all trade secrets, know-how, data, information, compositions and other technology (including, but not limited to, formulae, procedures, protocols, techniques and results of experimentation and testing) which are necessary or useful to make, use, develop, sell or seek regulatory approval to market a composition, or to practice any method or process, at any time claimed or disclosed in any issued patent or pending patent application directly and specifically applicable to the Licensed Patents, the Licensed IP, or the Licensed Products.

“Licensed IP” shall have the meaning as defined in Exhibit B.

“Licensed Patents” shall mean the Patent Rights applicable to the Licensed IP.

“Licensed Product(s)” shall mean any product or service that if made, used, provided, offered to be provided, sold, offered for sale or imported would infringe (but for the License Agreement) a Valid Claim of the Licensed Patents, or that otherwise uses or incorporates the Licensed IP.

“Milestone Event” shall have the meaning as defined in Section 4.1.

“Milestone Payment” shall have the meaning as defined in Section 4.1.

“NDA” shall mean a New Drug Application, or similar application for marketing approval of a Product for use in the Field submitted to the FDA, or its foreign equivalent in Canada, the EU or elsewhere.

“Net Sales” shall mean, with respect to any Therapeutic-Related Licensed Product, the gross sales price of such Therapeutic-Related Licensed Product invoiced by Licensee or its Affiliates to customers who are not Affiliates (or are Affiliates but are the end users of such Therapeutic-Related Licensed Product) less, to the extent actually paid or accrued by License or its Affiliate (as applicable), (a) reasonable credits, allowances, discounts and rebates to, and chargebacks from the account of, such customers for nonconforming, damaged, out-dated and returned Therapeutic-Related Licensed Product; (b) freight and insurance costs incurred by License or its Affiliate (as applicable) in transporting such Therapeutic-Related Licensed Product to such customers; (c) reasonable cash, quantity and trade discounts, rebates and other price reductions for such Therapeutic-Related Licensed Product given to such customers under price reduction programs; (d) sales, use, value-added and other direct taxes incurred on the sale of such Therapeutic-Related Licensed Product to such customers; (e) customs duties, tariffs, surcharges and other governmental charges incurred in exporting or importing such Therapeutic-Related Licensed Product to such customers; and (f) a reasonable allowance for uncollectible or bad debts determined in accordance with generally accepted accounting principles.

“Party” shall mean either VistaGen or UHN; and “Parties” shall mean both VistaGen and UHN.

“Patent Rights” shall mean (a) all patents and patent applications worldwide describing the Licensed IP listed on Exhibit B hereto, (b) all divisions, continuations, continuations-in-part, that claim priority to, or common priority with, the patent applications listed in clause (a) above or the patent applications that resulted in the patents described in clause (a) above, and (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including utility, model and design patents and certificates of invention, together with any reissues, renewals, extensions or additions thereto worldwide.

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Exclusive License and Sublicense Agreement

“Person” shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Phase I Clinical Trial” shall mean a human clinical trial that is intended to initially evaluate the safety and/or pharmacological effect of a Product in subjects or that would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(a), or its foreign equivalent in Canada, the EU or elsewhere.

“Phase II Clinical Trial” shall mean a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(b), or its foreign equivalent in Canada, the EU or elsewhere.

“Phase III Clinical Trial” shall mean a human clinical trial in any country, the results of which could be used to establish safety and efficacy of a Product as a basis for an NDA or would otherwise satisfy requirements of (US) 21 C.F.R. 312.21(c), or its foreign equivalent in Canada, the EU or elsewhere.

“Revenues” shall mean (i) Net Sales on a country-by-country basis of Therapeutic-Related Licensed Product(s) sold by Licensee and its Affiliates on a country-by-country basis, (ii) Sublicensing Consideration received by Licensee and its Affiliates from Sublicense Agreements, and (iii) Service Sales on a country-by-country basis in respect of Service-Related Licensed Product(s).

“Service-Related Licensed Product” shall mean a Licensed Product (i) that is used in and/or for the provision of a research, development or other service to a third party, or (ii) for use in, or as part of, a diagnostic kit or service.

“Service Sales” shall mean, with respect to any Service-Related Licensed Product, the gross amount of monies received for, associated with, or in respect of Service-Related Licensed Product(s) invoiced by Licensee or its Affiliates to customers or otherwise to third parties who are not Affiliates (or are Affiliates but are the end users, beneficiaries, or otherwise recipients of such Service-Related Licensed Product(s)) less, to the extent actually paid or accrued by License or its Affiliate (as applicable), (a) reasonable credits, allowances, discounts and rebates to, and chargebacks from the account of, such customers for nonconforming, damaged, out-dated and returned Service-Related Licensed Product; (b) freight and insurance costs incurred by License or its Affiliate (as applicable) in transporting such Service-Related Licensed Product to such customers; (c) reasonable cash, quantity and trade discounts, rebates and other price reductions for such Service-Related Licensed Product given to such customers under price reduction programs; (d) sales, use, value-added and other direct taxes incurred on the sale of such Service-Related Licensed Product to such customers; (e) customs duties, tariffs, surcharges and other governmental charges incurred in exporting or importing such Service-Related Licensed Product to such customers; and (f) a reasonable allowance for uncollectible or bad debts determined in accordance with generally accepted accounting principles.

“Sublicense Agreement” shall mean any agreement or commitment pursuant to which any of the rights of Licensee under this Agreement are sublicensed or otherwise extended, granted or given to a Third Party (a Sublicensee).

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Exclusive License and Sublicense Agreement

“Sublicensee” shall mean any Third Party to whom Licensee (or its Affiliates) grants rights to use some of Licensee’s rights under this Agreement.

“Sublicensing Consideration” shall mean the aggregate consideration received by Licensee or its Affiliates in consideration for granting sublicense rights to a Sublicensee under the Licensed IP, including without limitation license fees, milestone fees, minimum royalties, and earned royalties, but excluding (a) amounts received to fund or reimburse Licensee’s or its Affiliates’ cost to perform research, development or similar services specifically and directly associated with Licensed Products, (b) amounts received in reimbursement of Licensed IP patent or other Licensed IP-related out-of-pocket expenses specifically and directly associated with Licensed Products; and (c) amounts received in consideration for the sale of any debt or securities of Licensee or its Affiliates.

“Therapeutic-Related Licensed Product” shall mean a Licensed Product that forms a constituent part of a therapeutic agent for use in human medical or veterinary purposes.

“Third Party” shall mean any Person other than Licensor, Licensee and their respective Affiliates.

“Valid Claim” shall mean a claim of an issued and unexpired patent included within the Licensed Patent, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

EXHIBIT B

LICENSED IP

[*****].

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.